UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04253

MFS SERIES TRUST XV

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

October 31, 2020

     MFS® Commodity Strategy Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

CMS-ANN

MFS® Commodity Strategy Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year, though optimism over the development of vaccines and therapeutics later brightened the economic and market outlook. However, a great deal of uncertainty remains as case counts in the United States and Europe remain very high and it is still unclear when a vaccine will become widely available. In the United States, political uncertainty eased after former Vice President Joe Biden was projected the winner of the presidential election, though whether his party also gains control of Congress will not be known until two Senate runoff elections in Georgia in early January.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the U.S. some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

December 16, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
Investment Grade Corporates	33.8%
U.S. Treasury Securities	25.1%
Collateralized Debt Obligations	7.0%
Commercial Mortgage-Backed Securities	5.3%
Asset-Backed Securities	4.5%
Emerging Markets Bonds	2.0%
Municipal Bonds	1.6%
Mortgage-Backed Securities	1.1%
Residential Mortgage-Backed Securities	1.0%
Non-U.S. Government Bonds	0.3%
U.S. Government Agencies (o)	0.0%
High Yield Corporates	(4.4)%

Composition including fixed income credit quality (a)(i)
AAA	7.1%
AA	8.8%
A	14.9%
BBB	22.7%
BB	0.9%
BB	0.2%
U.S. Government	16.6%
Federal Agencies	1.1%
Not Rated	5.0%
Non-Fixed Income	100.4%
Cash & Cash Equivalents	24.6%
Other	(102.3)%

Commodity exposure (c)(i)
Gold	17.1%
Natural Gas	12.8%
Copper (COMEX)	6.8%
Soybeans	6.8%
Corn	6.2%
Soybean Meal	5.2%
Silver	4.8%
WTI Crude Oil	4.4%
Wheat	4.2%
Aluminum	4.0%
Sugar	4.0%
Brent Crude	3.5%
Zinc	3.3%
Cotton	2.8%
Nickel	2.7%
Soybean Oil	2.5%
Coffee	2.1%
Live Cattle	1.9%
Kansas Wheat	1.5%
Lean Hogs	1.5%
Gas Oil	1.2%
Unleaded Gasoline	1.2%
Heating Oil	1.0%
Feeder Cattle	(1.1)%

2

Portfolio Composition – continued

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(c)

MFS expects to gain exposure to the commodities markets by investing a portion of the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (“Subsidiary”). The Subsidiary gains exposure to the commodities markets by investing in commodity linked derivatives (such as commodity-linked futures, options, and/or swaps). The Subsidiary’s investments in commodity-linked derivatives are leveraged (i.e. involves investment exposure greater than the amount of the investment). For more information about commodity-linked derivatives and the risks of investing in such derivatives, please see the fund’s prospectus.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(o)	Less than 0.1%.

The fund invests a portion of its assets in the MFS Commodity Strategy Portfolio, a wholly-owned subsidiary of the fund. Percentages reflect exposure to the underlying holdings of the MFS Commodity Strategy Portfolio and not to the exposure from investing directly in the MFS Commodity Strategy Portfolio itself.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Consolidated Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of October 31, 2020.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2020, Class A shares of the MFS Commodity Strategy Fund (fund) provided a total return of –7.24%, at net asset value. This compares with a return of –8.75% for the fund’s benchmark, the Bloomberg Commodity Index.

The fund’s investment adviser expects to gain exposure to the commodities markets by investing a portion of the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (Subsidiary). The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives (such as commodity-linked futures, options and/or swaps).

Market Environment

Markets experienced an extraordinarily sharp selloff and, in many cases, an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for a longer period. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in

4

Management Review – continued

recent years by borrowing to fund dividend payments and stock buybacks have, in many cases, halted share repurchases and cut dividends, while some firms have been forced to recapitalize.

With the exception of precious metals, commodity prices weakened broadly over the period. Energy prices were particularly impacted as a result of falling demand for jet fuel and gasoline due to reduced mobility stemming from the pandemic.

Factors Affecting Performance

Over the reporting period, the fund outperformed the Bloomberg Commodity Index. The fund’s fixed income investments outperformed the collateral return component of the benchmark. Additionally, the fund’s out-of-benchmark exposure to the commodity futures curve, and its greater-than-benchmark exposure to precious metals, strengthened relative performance.

Conversely, the fund’s greater-than-benchmark exposure to energy commodities held back relative performance. A lesser-than-benchmark exposure to grain commodities, soft commodities and industrial metal commodities further hindered the fund’s relative results.

Respectfully,

Portfolio Manger(s)

Philipp Burgener, Alexander Mackey, Benjamin Nastou, and Natalie Shapiro

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 10/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 10/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	6/02/10	(7.24)%	(2.36)%	(6.20)%	N/A
B	8/15/18	(8.10)%	N/A	N/A	(5.88)%
C	8/15/18	(8.07)%	N/A	N/A	(5.88)%
I	6/02/10	(6.90)%	(2.10)%	(5.96)%	N/A
R1	8/15/18	(8.08)%	N/A	N/A	(5.88)%
R2	8/15/18	(7.59)%	N/A	N/A	(5.41)%
R3	8/15/18	(7.34)%	N/A	N/A	(5.17)%
R4	8/15/18	(7.09)%	N/A	N/A	(4.93)%
R6	9/04/12	(7.06)%	(2.10)%	N/A	(7.23)%

Comparative benchmark(s)
Bloomberg Commodity Index (f)		(8.75)%	(2.73)%	(6.36)%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(12.58)%	(3.51)%	(6.75)%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(11.74)%	N/A	N/A	(7.12)%
C With CDSC (1% for 12 months) (v)		(8.98)%	N/A	N/A	(5.88)%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Commodity Index – designed to be a highly liquid and diversified benchmark for the commodity futures market. The Index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (live cattle/ lean hogs), among others, and are traded in a variety of currencies.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share

7

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2020 through October 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/20	Ending Account Value 10/31/20	Expenses Paid During Period (p) 5/01/20-10/31/20
A	Actual	1.13%	$1,000.00	$1,209.48	$6.28
	Hypothetical (h)	1.13%	$1,000.00	$1,019.46	$5.74
B	Actual	1.88%	$1,000.00	$1,202.50	$10.41
	Hypothetical (h)	1.88%	$1,000.00	$1,015.69	$9.53
C	Actual	1.88%	$1,000.00	$1,203.01	$10.41
	Hypothetical (h)	1.88%	$1,000.00	$1,015.69	$9.53
I	Actual	0.90%	$1,000.00	$1,208.96	$5.00
	Hypothetical (h)	0.90%	$1,000.00	$1,020.61	$4.57
R1	Actual	1.88%	$1,000.00	$1,202.50	$10.41
	Hypothetical (h)	1.88%	$1,000.00	$1,015.69	$9.53
R2	Actual	1.38%	$1,000.00	$1,204.49	$7.65
	Hypothetical (h)	1.38%	$1,000.00	$1,018.20	$7.00
R3	Actual	1.13%	$1,000.00	$1,206.98	$6.27
	Hypothetical (h)	1.13%	$1,000.00	$1,019.46	$5.74
R4	Actual	0.88%	$1,000.00	$1,206.47	$4.88
	Hypothetical (h)	0.88%	$1,000.00	$1,020.71	$4.47
R6	Actual	0.82%	$1,000.00	$1,208.96	$4.55
	Hypothetical (h)	0.82%	$1,000.00	$1,021.01	$4.17

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

CONSOLIDATED PORTFOLIO OF INVESTMENTS

10/31/20

The Consolidated Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Bonds - 73.9%
Aerospace - 0.6%
Boeing Co., 2.3%, 8/01/2021	$2,524,000	$2,550,120
Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025 (n)	1,422,000	1,564,685
Raytheon Technologies Corp., 3.65%, 8/16/2023	95,000	102,634

		$4,217,439
Asset-Backed & Securitized - 17.8%
Allegro CLO Ltd., 2014-1RA, “A2”, FLR, 1.808% (LIBOR - 3mo. + 1.6%), 10/21/2028 (n)	$252,269	$246,440
ALM Loan Funding, CLO, 2015-16A, “BR2”, FLR, 2.136% (LIBOR - 3mo. + 1.9%), 7/15/2027 (n)	1,497,569	1,465,163
AmeriCredit Automobile Receivables Trust, 2020-1, “C”, 1.59%, 10/20/2025	678,000	687,567
Arbor Realty Trust, Inc., CLO, 2019-FL1, “A”, FLR, 1.298% (LIBOR - 1mo. + 1.15%), 5/15/2037 (n)	2,110,500	2,088,266
AREIT CRE Trust, 2019-CRE3, “AS”, FLR, 1.447% (LIBOR - 1mo. + 1.3%), 9/14/2036 (n)	613,500	584,580
AREIT CRE Trust, 2019-CRE3, “B”, FLR, 1.697% (LIBOR - 1mo. + 1.55%), 9/14/2036 (n)	303,000	289,034
AREIT CRE Trust, 2019-CRE3, “C”, FLR, 2.047% (LIBOR - 1mo. + 1.9%), 9/14/2036 (n)	250,500	238,521
Avery Point CLO Ltd., 2014-1A, “CR”, FLR, 2.564% (LIBOR - 3mo. + 2.35%), 4/25/2026 (n)	1,150,000	1,139,398
Avis Budget Rental Car Funding LLC, 2019-1A, “A”, 3.45%, 3/20/2023 (n)	2,690,000	2,752,061
Ballyrock Ltd., CLO, 2018-1A, “A2”, FLR, 1.818% (LIBOR - 3mo. + 1.6%), 4/20/2031 (n)	1,368,365	1,325,537
Ballyrock Ltd., CLO, 2018-1A, “B”, FLR, 2.118% (LIBOR - 3mo. + 1.9%), 4/20/2031 (n)	579,877	557,787
Bancorp Commercial Mortgage Trust, 2018-CRE3, “B”, FLR, 1.698% (LIBOR - 1mo. + 1.55%), 1/15/2033 (n)	1,177,240	1,146,988
Bancorp Commercial Mortgage Trust, 2018-CRE4, “AS”, FLR, 1.248% (LIBOR - 1mo. + 1.1%), 9/15/2035 (n)	1,512,000	1,483,737
Bancorp Commercial Mortgage Trust, 2019-CRE5, “A”, FLR, 1.148% (LIBOR - 1mo. + 1%), 3/15/2036 (n)	783,271	774,336
Bancorp Commercial Mortgage Trust, 2019-CRE5, “AS”, FLR, 1.498% (LIBOR - 1mo. + 1.35%), 3/15/2036 (n)	1,181,173	1,157,456
Bancorp Commercial Mortgage Trust, 2019-CRE5, “B”, FLR, 1.648% (LIBOR - 1mo. + 1.5%), 3/15/2036 (n)	1,635,470	1,584,671

11

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Bancorp Commercial Mortgage Trust, 2019-CRE6, “AS”, FLR, 1.448% (LIBOR - 1mo. + 1.3%), 9/15/2036 (n)	$1,360,019	$1,305,367
Bancorp Commercial Mortgage Trust, 2019-CRE6, “B”, FLR, 1.698% (LIBOR - 1mo. + 1.55%), 9/15/2036 (n)	1,713,302	1,624,145
Barclays Commercial Mortgage Securities LLC, 2018-C2, “XA”, 0.769%, 12/15/2051 (i)(n)	19,584,749	1,001,844
BSPRT Ltd., 2018-FL4, “A”, FLR, 2.248% (LIBOR - 1mo. + 2.1%), 9/15/2035 (n)	1,813,000	1,707,960
Business Jet Securities LLC, 2018-1, “A”, 4.335%, 2/15/2033 (n)	775,246	782,237
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	542,000	546,261
BXMT Ltd., 2020-FL2, “B”, FLR, 1.547% (LIBOR - 1mo. + 1.4%), 2/16/2037 (n)	1,492,000	1,466,039
BXMT Ltd., 2020-FL2, “A”, FLR, 1.047% (LIBOR - 1mo. + 0.9%), 2/16/2037 (n)	2,317,500	2,285,931
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	568,789	580,923
CD Commercial Mortgage Trust, 2017-CD4, “XA”, 1.296%, 5/10/2050 (i)	11,867,603	711,233
CF Hippolyta Issuer LLC, 2020-1, “A1”, 1.69%, 7/15/2060 (n)	393,179	397,876
CF Hippolyta Issuer LLC, 2020-1, “B1”, 2.28%, 7/15/2060 (n)	124,450	125,070
Chesapeake Funding II LLC, 2017-2A, “B”, 2.81%, 5/15/2029 (n)	832,000	836,086
Chesapeake Funding II LLC, 2017-2A, “C”, 3.01%, 5/15/2029 (n)	372,000	374,510
Chesapeake Funding II LLC, 2017-3A, “B”, 2.57%, 8/15/2029 (n)	536,000	538,425
Chesapeake Funding II LLC, 2017-4A, “B”, 2.59%, 11/15/2029 (n)	578,000	586,491
Chesapeake Funding II LLC, 2017-4A, “C”, 2.76%, 11/15/2029 (n)	709,000	717,767
Commercial Mortgage Pass-Through Certificates, 2019-BN24,“XA”, 0.648%, 11/15/2062 (i)	9,132,894	465,984
Cutwater Ltd., 2014-1A, “A2R”, FLR, 1.936% (LIBOR - 3mo. + 1.7%), 7/15/2026 (n)	2,250,000	2,227,437
Cutwater Ltd., 2015-1A, “AR”, FLR, 1.456% (LIBOR - 3mo. + 1.22%), 1/15/2029 (n)	2,214,951	2,203,099
Dell Equipment Finance Trust, 2018-2, “B”, 3.55%, 10/22/2023 (n)	1,616,000	1,648,967
Dell Equipment Finance Trust, 2020-1, “A2”, 2.26%, 6/22/2022 (n)	767,000	778,632
DLL Securitization Trust, 2017-A, “A3”, 2.14%, 12/15/2021 (n)	52,768	52,842
DT Auto Owner Trust, 2017-1A, “D”, 3.55%, 11/15/2022 (n)	117,550	117,831
DT Auto Owner Trust, 2017-2A, “D”, 3.89%, 1/15/2023 (n)	264,369	265,631
DT Auto Owner Trust, 2017-3A, “D”, 3.58%, 5/15/2023 (n)	656,570	661,127
DT Auto Owner Trust, 2018-2A, “C”, 3.67%, 3/15/2024 (n)	234,930	236,254
Exantas Capital Corp. CLO Ltd., 2019-RS07, “B”, FLR, 1.847% (LIBOR - 1mo. + 1.7%), 4/15/2036 (n)	1,788,500	1,718,666
Exeter Automobile Receivables Trust, 2019-3A, “C”, 2.79%, 5/15/2024 (n)	2,205,000	2,252,532
Exeter Automobile Receivables Trust, 2020-1, 2.26%, 4/15/2024 (n)	375,000	380,426
Exeter Automobile Receivables Trust, 2020-1A, 2.49%, 1/15/2025 (n)	510,000	523,667

12

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Figueroa CLO Ltd., 2014-1A, “BR”, FLR, 1.736% (LIBOR - 3mo. + 1.5%), 1/15/2027 (n)	$2,050,000	$2,036,261
Flagship CLO, 2014-8A, “BRR”, FLR, 1.63% (LIBOR - 3mo. + 1.4%), 1/16/2026 (n)	1,598,837	1,589,557
Fort CRE LLC, 2018-1A, “A1”, FLR, 1.497% (LIBOR - 1mo. + 1.35%), 11/16/2035 (n)	2,319,000	2,301,700
General Motors, 2019-1, “B”, 2.86%, 4/15/2024 (n)	1,172,000	1,201,253
General Motors, 2019-1, “C”, 3.06%, 4/15/2024 (n)	902,000	923,644
GLS Auto Receivables Trust, 2020-1A, “A”, 2.17%, 2/15/2024 (n)	642,686	652,359
GM Financial Automobile Leasing Trust, 2020-1, “B”, 1.84%, 12/20/2023	633,000	644,499
GM Financial Automobile Leasing Trust, 2020-1, “C”, 2.04%, 12/20/2023	464,000	471,830
Grand Avenue CRE Ltd., 2019-FL1, “A”, FLR, 1.268% (LIBOR - 1mo. + 1.12%), 6/15/2037 (n)	1,444,500	1,434,025
Granite Point Mortgage Trust, Inc., 2018-FL1, “A” FLR, 1.043% (LIBOR - 1mo. + 0.9%), 11/21/2035 (n)	384,190	382,461
GS Mortgage Securities Trust, 2017-GS6, “XA”, 1.035%, 5/10/2050 (i)	10,899,230	619,353
GS Mortgage Securities Trust, 2017-GS7, “XA”, 1.123%, 8/10/2050 (i)	11,345,703	646,699
GS Mortgage Securities Trust, 2020-GC47, “A5”, 1.132%, 5/12/2053 (i)	8,658,788	782,128
Hertz Fleet Lease Funding LP, 2017-1, “A2”, 2.13%, 4/10/2031 (n)	306,580	306,741
Hertz Fleet Lease Funding LP, 2018-1, “B”, 3.64%, 5/10/2032 (n)	862,000	866,904
Hertz Fleet Lease Funding LP, 2018-1, “C”, 3.77%, 5/10/2032 (n)	495,000	496,559
Invitation Homes Trust, 2018-SFR1, “B”, FLR, 1.097% (LIBOR - 1mo. + 0.95%), 3/17/2037 (n)	953,000	939,519
Invitation Homes Trust, 2018-SFR2, “A”, FLR, 0.997% (LIBOR - 1mo. + 0.85%), 12/17/2036 (n)	1,579,161	1,575,766
Invitation Homes Trust, 2018-SFR2, “A”, FLR, 1.048% (LIBOR - 1mo. + 0.9%), 6/17/2037 (n)	3,092,127	3,078,532
JPMorgan Chase Commercial Mortgage Securities Corp., 1.058%, 9/15/2050 (i)	12,871,265	654,113
KKR Real Estate Financial Trust, Inc., 2018-FL1, “C”, FLR, 2.147% (LIBOR - 1mo. + 2%), 6/15/2036 (n)	1,177,500	1,143,982
LoanCore Ltd., 2018-CRE1, “AS”, FLR, 1.648% (LIBOR - 1mo. + 1.5%), 5/15/2028 (n)	1,731,000	1,718,300
LoanCore Ltd., 2018-CRE1, “C”, FLR, 2.698% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	577,000	557,047
LoanCore Ltd., 2019-CRE3, “A”, FLR, 1.198% (LIBOR - 1mo. + 1.05%), 4/15/2034 (n)	1,285,787	1,260,283
LoanCore Ltd., 2019-CRE3, “AS”, FLR, 1.518% (LIBOR - 1mo. + 1.37%), 4/15/2034 (n)	2,107,650	2,050,109

13

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Loomis, Sayles & Co., CLO, 2015-2A, “A1R”, FLR, 1.175% (LIBOR -3mo. + 0.9%), 4/15/2028 (n)	$1,080,056	$1,070,711
Loomis, Sayles & Co., CLO, 2015-2A, “A2R”, FLR, 1.675% (LIBOR -3mo. + 1.4%), 4/15/2028 (n)	2,652,449	2,599,787
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 1.717% (LIBOR - 3mo. + 1.5%), 4/19/2030 (n)	2,174,539	2,146,740
Magnetite CLO Ltd., 2015-16A, “BR”, FLR, 1.417% (LIBOR - 3mo. + 1.2%), 1/18/2028 (n)	2,590,000	2,540,948
Man GLG U.S. CLO Ltd., 2018-2A, “BR”, FLR, 2.687% (LIBOR - 3mo. + 2.45%), 10/15/2028	2,019,578	1,958,193
MF1 CLO Ltd., 2019-FL2, “A”, FLR, 1.279% (LIBOR - 1mo. + 1.13%), 12/25/2034 (n)	1,316,000	1,296,393
MF1 CLO Ltd., 2019-FL2, “AS”, FLR, 1.579% (LIBOR - 1mo. + 1.43%), 12/25/2034 (n)	1,316,000	1,294,716
MF1 Ltd., 2020-FL3, “B”, FLR, 3.898% (LIBOR - 1mo. + 3.75%), 7/15/2035 (z)	205,000	207,041
MF1 Ltd., 2020-FL3, “C”, FLR, 4.648% (LIBOR - 1mo. + 4.5%), 7/15/2035 (z)	293,000	297,375
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, “B”, 2.9%, 11/15/2035 (n)(w)	2,437,000	2,437,465
Morgan Stanley Bank of America Merrill Lynch Trust, 2.655%, 2/15/2046	1,340,428	1,363,723
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C33, “XA”, 1.401%, 5/15/2050 (i)	11,636,794	675,018
Morgan Stanley Capital I Trust, 2017-H1, “XA”, 1.421%, 6/15/2050 (i)	4,607,515	285,930
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.861%, 12/15/2051 (i)	16,356,343	913,518
Mountain Hawk CLO Ltd., 2013-2A, “BR”, FLR, 1.818% (LIBOR -3mo. + 1.6%), 7/20/2024 (n)	488,188	486,584
Mountain Hawk CLO Ltd., 2014-3A, “BR”, FLR, 2.017% (LIBOR -3mo. + 1.8%), 4/18/2025 (n)	2,325,000	2,319,204
Nationstar HECM Loan Trust, 2019-1A, “A”, 2.651%, 6/25/2029 (n)	320,929	321,975
Navistar Financial Dealer Note Master Owner Trust, 2019-1, “C”, FLR, 1.099% (LIBOR - 1mo. + 0.95%), 5/25/2024 (n)	397,000	396,436
Navistar Financial Dealer Note Master Owner Trust, 2020-1, “A”, FLR, 1.099% (LIBOR - 1mo. + 0.95%), 7/25/2025 (n)	391,000	393,397
Navistar Financial Dealer Note Master Owner Trust, 2020-1, “B”, FLR, 1.499% (LIBOR - 1mo. + 1.35%), 7/25/2025 (n)	359,000	361,196
Navistar Financial Dealer Note Master Owner Trust, 2020-1, “C”, FLR, 2.299% (LIBOR - 1mo. + 2.15%), 7/25/2025 (n)	297,000	298,736
Neuberger Berman CLO Ltd., 2015-20A, “BR”, 1.486%, 1/15/2028 (n)	2,729,000	2,660,116

14

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Neuberger Berman CLO Ltd., 2016-21A, “CR”, FLR, 1.818% (LIBOR - 3mo. + 1.6%), 4/20/2027 (n)	$1,515,565	$1,478,464
NextGear Floorplan Master Owner Trust, 2019-2A, “A2”, 2.07%, 10/15/2024 (n)	1,026,000	1,053,229
OCP CLO Ltd., 2015-10A, “A2R”, FLR, 1.514% (LIBOR - 3mo. + 1.3%), 10/26/2027 (n)	2,211,957	2,193,178
OneMain Financial Issuance Trust, 2020-1A, “A”, 3.84%, 5/14/2032 (n)	1,759,649	1,852,111
Oscar U.S. Funding Trust, 2018-2A, “A3”, 3.39%, 9/12/2022 (n)	578,625	585,111
PFS Financing Corp., 2019-B, “A”, FLR, 0.698% (LIBOR - 1mo. + 0.55%), 9/15/2023 (n)	1,972,000	1,974,418
Securitized Term Auto Receivable Trust, 2019-CRTA, “B”, 2.453%, 3/25/2026 (n)	280,409	285,601
Securitized Term Auto Receivable Trust, 2019-CRTA, “C”, 2.849%, 3/25/2026 (n)	359,985	367,713
Shackleton CLO Ltd., 2013-4RA, “B”, FLR, 2.124% (LIBOR - 3mo. + 1.9%), 4/13/2031 (n)	722,762	677,362
Shelter Growth CRE, 2019-FL2, “A”, FLR, 1.248% (LIBOR - 1mo. + 1.1%), 5/15/2036 (n)	2,659,552	2,616,276
Starwood Waypoint Homes Trust, 2017-1, “B”, FLR, 1.317% (LIBOR - 1mo. + 1.17%), 1/17/2035 (n)	1,514,489	1,508,231
Thacher Park CLO Ltd., 2014-1A, “CR”, FLR, 2.418% (LIBOR - 3mo. + 2.2%), 10/20/2026 (n)	1,143,000	1,143,384
TICP CLO Ltd., 2018-3R, “B”, FLR, 1.568% (LIBOR - 3mo. + 1.35%), 4/20/2028 (n)	681,356	664,882
TICP CLO Ltd., 2018-3R, “C”, FLR, 2.018% (LIBOR - 3mo. + 1.8%), 4/20/2028 (n)	1,195,706	1,156,103
TPG Real Estate Finance, 2018-FL2, “AS”, FLR, 1.597% (LIBOR - 1mo. + 1.45%), 11/15/2037 (n)	1,914,000	1,888,597
UBS Commercial Mortgage Trust, 2017-C1, “XA”, 1.008%, 11/15/2050 (i)	7,876,653	390,296
UBS Commercial Mortgage Trust, 2018-C14, “XA”, 0.995%, 12/15/2051 (i)	7,986,306	490,535
Verizon Owner Trust, 2017-3A, “B”, 2.38%, 4/20/2022 (n)	769,000	771,598
Veros Auto Receivables Trust, 2020-1, “A”, 1.67%, 9/15/2023 (n)	789,985	792,033

		$123,190,750
Automotive - 3.4%
BMW U.S. Capital LLC, 3.1%, 4/12/2021 (n)	$1,639,000	$1,658,389
Ford Motor Credit Co. LLC, 5.085%, 1/07/2021	984,000	1,003,385
Ford Motor Credit Co. LLC, 5.75%, 2/01/2021	1,151,000	1,159,978
Ford Motor Credit Co. LLC, 3.087%, 1/09/2023	1,222,000	1,209,780
General Motors Financial Co., 1.7%, 8/18/2023	2,471,000	2,492,152
Harley-Davidson Financial Services, 4.05%, 2/04/2022 (n)	1,251,000	1,292,284

15

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Automotive - continued
Harley-Davidson Financial Services, FLR, 1.18% (LIBOR - 3mo. + 0.94%), 3/02/2021 (n)	$1,473,000	$1,471,829
Hyundai Capital America, 2.85%, 11/01/2022 (n)	1,427,000	1,476,293
Hyundai Capital America, 2.375%, 2/10/2023 (n)	723,000	743,361
Hyundai Capital America, 5.75%, 4/06/2023 (n)	1,526,000	1,691,594
Hyundai Capital America, 5.875%, 4/07/2025 (n)	2,322,000	2,703,838
Toyota Motor Credit Corp., 3%, 4/01/2025	2,080,000	2,283,337
Volkswagen Group of America Co., 3.875%, 11/13/2020 (n)	1,177,000	1,178,166
Volkswagen Group of America Co., 4%, 11/12/2021 (n)	977,000	1,011,236
Volkswagen Group of America Co., 3.125%, 5/12/2023 (n)	251,000	265,364
Volkswagen Group of America Co., 2.85%, 9/26/2024 (n)	1,078,000	1,143,533
Volkswagen Group of America Finance LLC, 2.9%, 5/13/2022 (n)	600,000	619,496
Volkswagen Group of America Finance LLC, 3.35%, 5/13/2025 (n)	231,000	251,280

		$23,655,295
Broadcasting - 0.1%
Fox Corp., 3.666%, 1/25/2022	$648,000	$673,653

Brokerage & Asset Managers - 0.7%
E*TRADE Financial Corp., 2.95%, 8/24/2022	$3,674,000	$3,825,381
National Securities Clearing Corp., 1.2%, 4/23/2023 (n)	600,000	611,438
National Securities Clearing Corp., 1.5%, 4/23/2025 (n)	250,000	256,850

		$4,693,669
Business Services - 0.3%
Equinix, Inc., 1.25%, 7/15/2025	$625,000	$629,005
Tencent Holdings Ltd., 1.81%, 1/26/2026 (n)	1,551,000	1,572,556

		$2,201,561
Cable TV - 0.4%
SES S.A., 3.6%, 4/04/2023 (n)	$2,416,000	$2,473,744

Computer Software - 0.3%
Dell International LLC/EMC Corp., 5.85%, 7/15/2025 (n)	$471,000	$553,353
Dell Investments LLC/EMC Corp., 4%, 7/15/2024 (n)	1,285,000	1,395,895
Infor, Inc., 1.45%, 7/15/2023 (n)	250,000	253,589

		$2,202,837
Computer Software - Systems - 0.2%
Apple, Inc., 1.7%, 9/11/2022	$1,188,000	$1,219,082

Conglomerates - 0.9%
Carrier Global Corp., 2.242%, 2/15/2025 (n)	$2,283,000	$2,380,908
Roper Technologies, Inc., 2.8%, 12/15/2021	1,383,000	1,417,018

16

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued

Conglomerates - continued
Westinghouse Air Brake Technologies Corp., 4.4%, 3/15/2024	$2,317,000	$2,527,822

		$6,325,748
Consumer Products - 0.3%
Reckitt Benckiser Treasury Services PLC, 2.375%, 6/24/2022 (n)	$2,213,000	$2,276,104

Consumer Services - 0.3%
Alibaba Group Holding Ltd., 2.8%, 6/06/2023	$1,506,000	$1,584,776
Booking Holdings, Inc., 4.1%, 4/13/2025	244,000	273,420

		$1,858,196
Electronics - 0.5%
Broadcom, Inc., 2.25%, 11/15/2023	$625,000	$650,019
Broadcom, Inc., 4.7%, 4/15/2025	690,000	784,604
Broadcom, Inc., 3.15%, 11/15/2025	625,000	673,612
Microchip Technology, Inc., 3.922%, 6/01/2021	1,208,000	1,230,854

		$3,339,089
Emerging Market Quasi-Sovereign - 0.4%
Bharat Petroleum Corp. Ltd., 4.625%, 10/25/2022	$1,716,000	$1,793,117
Indian Oil Corp. Ltd., 5.75%, 8/01/2023	858,000	935,156

		$2,728,273
Emerging Market Sovereign - 0.2%
Government of Abu Dhabi, 0.75%, 9/02/2023 (n)	$1,671,000	$1,670,422

Energy - Integrated - 1.0%
Eni S.p.A., 4%, 9/12/2023 (n)	$1,723,000	$1,862,931
Exxon Mobil Corp., 1.571%, 4/15/2023	983,000	1,010,048
Exxon Mobil Corp., 2.992%, 3/19/2025	2,700,000	2,936,738
Husky Energy, Inc., 3.95%, 4/15/2022	782,000	797,593
Suncor Energy, Inc., 2.8%, 5/15/2023	200,000	208,999

		$6,816,309
Entertainment - 0.1%
Royal Caribbean Cruises Ltd., 2.65%, 11/28/2020	$836,000	$831,820

Financial Institutions - 1.4%
AerCap Ireland Capital DAC, 4.875%, 1/16/2024	$1,964,000	$2,054,513
AerCap Ireland Capital DAC, 6.5%, 7/15/2025	1,435,000	1,581,012
AerCap Ireland Capital/AerCap Ireland Global Co., 3.15%, 2/15/2024	1,393,000	1,380,898
Avolon Holdings Funding Ltd., 3.625%, 5/01/2022 (n)	1,634,000	1,637,829
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)	1,131,000	1,108,957

17

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued

Financial Institutions - continued
Avolon Holdings Funding Ltd., 5.5%, 1/15/2026 (n)	$995,000	$1,016,335
Century Housing Corp., 3.995%, 11/01/2021	691,000	697,607

		$9,477,151
Food & Beverages - 1.0%
Constellation Brands, Inc., 4.25%, 5/01/2023	$1,510,000	$1,642,524
Constellation Brands, Inc., FLR, 0.98% (LIBOR - 3mo. + 0.7%), 11/15/2021	739,000	739,039
Diageo Capital PLC, 1.375%, 9/29/2025	836,000	857,507
Mondelez International, Inc., 0.625%, 7/01/2022	3,400,000	3,412,223
Pernod Ricard S.A., 5.75%, 4/07/2021 (n)	238,000	243,320

		$6,894,613
Gaming & Lodging - 0.9%
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	$1,259,000	$1,347,319
Las Vegas Sands Corp., 3.2%, 8/08/2024	1,420,000	1,436,282
Marriott International, Inc., 2.3%, 1/15/2022	2,151,000	2,176,781
Marriott International, Inc., 3.75%, 10/01/2025	509,000	523,192
Sands China Ltd., 3.8%, 1/08/2026 (n)	1,030,000	1,052,495

		$6,536,069
Industrial - 0.1%
Howard University, Washington D.C., 2.738%, 10/01/2022	$101,000	$102,342
Howard University, Washington D.C., 2.801%, 10/01/2023	111,000	113,244
Howard University, Washington D.C., AGM, 2.638%, 10/01/2021	96,000	94,997
Howard University, Washington D.C., AGM, 2.416%, 10/01/2024	123,000	125,002
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	152,000	154,608

		$590,193
Insurance - 0.5%
AIG Global Funding, 0.8%, 7/07/2023 (n)	$1,522,000	$1,533,116
Equitable Financial Life Insurance Co., 1.4%, 7/07/2025 (n)	1,662,000	1,699,936

		$3,233,052
Insurance - Property & Casualty - 0.4%
Aon PLC, 2.2%, 11/15/2022	$1,193,000	$1,234,940
Marsh & McLennan Cos., Inc., 2.75%, 1/30/2022	1,383,000	1,421,786

		$2,656,726
International Market Quasi-Sovereign - 0.3%
Dexia Credit Local S.A. (Kingdom of Belgium), 1.875%, 9/15/2021 (n)	$2,010,000	$2,035,531

Internet - 0.3%
Baidu, Inc., 3.875%, 9/29/2023	$2,225,000	$2,389,452

18

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Machinery & Tools - 0.6%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$1,931,000	$2,090,123
CNH Industrial Capital LLC, 1.875%, 1/15/2026	497,000	498,728
CNH Industrial N.V., 4.5%, 8/15/2023	1,073,000	1,163,048
Deere & Co., 2.75%, 4/15/2025	437,000	475,588

		$4,227,487
Major Banks - 8.6%
ABN AMRO Bank N.V., 2.65%, 1/19/2021 (n)	$3,685,000	$3,703,592
Bank of Montreal, 2.05%, 11/01/2022	1,694,000	1,750,292
Barclays PLC, 4.61%, 2/15/2023	4,665,000	4,886,265
Barclays PLC, 2.852% to 5/07/2025, FLR (LIBOR - 3mo. + 2.452%) to 5/07/2026	759,000	795,984
Credit Agricole, “A”, FLR, 1.654% (LIBOR - 3mo. + 1.43%), 1/10/2022 (n)	750,000	758,592
Credit Suisse Group AG, 3.574%, 1/09/2023 (n)	2,060,000	2,128,108
Credit Suisse Group AG, 4.207% to 6/12/2023, FLR (LIBOR - 3mo. + 1.24%) to 6/12/2024 (n)	410,000	443,157
HSBC Holdings PLC, 3.262% to 3/13/2022, FLR (LIBOR - 3mo. + 1.055%) to 3/13/2023	2,383,000	2,463,371
HSBC Holdings PLC, 3.033% to 11/22/2022, FLR (LIBOR - 3mo. + 0.923%) to 11/22/2023	957,000	1,001,666
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR + 1.929%) to 6/04/2026	928,000	947,718
JPMorgan Chase & Co., 3.207% to 4/01/2022, FLR (LIBOR - 3mo. + 0.695%) to 4/01/2023	2,839,000	2,949,728
JPMorgan Chase & Co., 3.375%, 5/01/2023	1,196,000	1,277,180
JPMorgan Chase & Co., 3.797% to 7/23/2023, FLR (LIBOR - 3mo. + 0.89%) to 7/23/2024	1,506,000	1,632,120
KeyBank N.A., 3.3%, 2/01/2022	772,000	799,939
Mitsubishi UFJ Financial Group, Inc., 2.95%, 3/01/2021	261,000	263,285
Mitsubishi UFJ Financial Group, Inc., 2.623%, 7/18/2022	2,006,000	2,079,738
Mitsubishi UFJ Financial Group, Inc., 0.848%, 9/15/2024	3,125,000	3,129,385
Mizuho Financial Group, 0.849%to 9/08/2023, FLR (LIBOR - 3mo. + 0.61%) to 9/08/2024	2,700,000	2,694,500
NatWest Group PLC, 2.359% to 5/22/2023, FLR (CMT - 1yr. + 2.15%) to 5/22/2024	609,000	629,167
NatWest Markets PLC, 3.625%, 9/29/2022 (n)	2,300,000	2,420,730
Royal Bank of Canada, 0.5%, 10/26/2023	3,500,000	3,496,740
Royal Bank of Scotland Group PLC, 4.269% to 3/22/2024, FLR
(LIBOR - 3mo. + 1.762%) to 3/22/2025	1,282,000	1,404,124
Standard Chartered PLC, 1.319%, 10/14/2023 (n)	1,375,000	1,380,706
State Street Corp., 2.825%, 3/30/2023	483,000	498,551
State Street Corp., 2.901%, 3/30/2026	250,000	271,285

19

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Sumitomo Mitsui Financial Group, Inc., 1.474%, 7/08/2025	$1,875,000	$1,908,232
UBS Group AG, 3.491%, 5/23/2023 (n)	5,533,000	5,765,684
UBS Group AG, 1.008% to 7/30/2023, FLR (CMT - 1yr. + 0.83%) to 7/30/2024 (n)	1,470,000	1,475,482
UBS Group Funding Ltd., 3%, 4/15/2021 (n)	600,000	607,230
UniCredito Italiano S.p.A., 6.572%, 1/14/2022 (n)	1,297,000	1,372,317
UniCredito Italiano S.p.A., 3.75%, 4/12/2022 (n)	1,116,000	1,154,895
Wells Fargo & Co., 2.164% to 2/11/2025, FLR (LIBOR - 3mo. + 0.75%) to 2/11/2026	2,912,000	3,025,582

		$59,115,345
Medical & Health Technology & Services - 0.8%
Becton, Dickinson and Co., 2.894%, 6/06/2022	$856,000	$885,469
Cigna Corp., FLR, 0.896% (LIBOR - 3mo. + 0.65%), 9/17/2021	1,496,000	1,496,295
HCA, Inc., 5%, 3/15/2024	2,522,000	2,821,767

		$5,203,531
Medical Equipment - 0.1%
Zimmer Biomet Holdings, Inc., FLR, 0.977% (LIBOR - 3mo. + 0.75%), 3/19/2021	$356,000	$356,054

Metals & Mining - 1.8%
Anglo American Capital PLC, 3.625%, 9/11/2024 (n)	$809,000	$870,910
Anglo American Capital PLC, 5.375%, 4/01/2025 (n)	2,225,000	2,564,546
Glencore Finance (Canada) Ltd., 4.95%, 11/15/2021 (n)	729,000	759,365
Glencore Funding LLC, 3%, 10/27/2022 (n)	610,000	631,106
Glencore Funding LLC, 4.125%, 3/12/2024 (n)	1,280,000	1,383,772
Glencore Funding LLC, 4.625%, 4/29/2024 (n)	500,000	548,483
Glencore Funding LLC, 1.625%, 9/01/2025 (n)	3,000,000	2,981,756
Steel Dynamics, Inc., 4.125%, 9/15/2025	2,725,000	2,780,917

		$12,520,855
Midstream - 1.3%
Energy Transfer Operating Co., 2.9%, 5/15/2025	$788,000	$792,950
Gray Oak Pipeline LLC, 2%, 9/15/2023 (n)	1,624,000	1,628,883
MPLX LP, 3.5%, 12/01/2022	2,416,000	2,527,565
MPLX LP, 3.375%, 3/15/2023	471,000	495,697
Plains All American Pipeline LP, 3.85%, 10/15/2023	750,000	783,549
Western Midstream Operating LP, 4.1%, 2/01/2025	1,209,000	1,139,023
Western Midstream Operating LP, FLR, 2.074% (LIBOR - 3mo. + 0.85%), 1/13/2023	1,727,000	1,606,691

		$8,974,358

20

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - 1.1%
Fannie Mae, 4.5%, 4/01/2024 - 5/01/2025	$146,396	$154,254
Fannie Mae, 3%, 12/01/2031	448,924	483,979
Fannie Mae, 2%, 5/25/2044	1,019,832	1,046,010
Freddie Mac, 0.886%, 4/25/2024 (i)	118,351	2,799
Freddie Mac, 4%, 7/01/2025	131,259	139,207
Freddie Mac, 1.583%, 4/25/2030 (i)	6,418,300	803,061
Freddie Mac, 3%, 4/15/2033 - 6/15/2045	3,575,595	3,879,036
Freddie Mac, 2%, 7/15/2042	724,188	747,671

		$7,256,017
Municipals - 1.6%
California Municipal Finance Authority Rev. (Century Housing Corp.), 1.486%, 11/01/2022	$255,000	$257,662
California Municipal Finance Authority Rev. (Century Housing Corp.), 1.605%, 11/01/2023	305,000	309,481
Illinois Sales Tax Securitization Corp., Second Lien, “B”, BAM, 2.128%, 1/01/2023	430,000	432,313
Illinois Sales Tax Securitization Corp., Second Lien, “B”, BAM, 2.225%, 1/01/2024	1,030,000	1,037,189
Massachusetts Educational Financing Authority, Education Loan
Rev., “A”, 1.904%, 7/01/2023	115,000	114,995
Massachusetts Educational Financing Authority, Education Loan
Rev., “A”, 2.156%, 7/01/2024	320,000	319,923
Massachusetts Educational Financing Authority, Education Loan
Rev., “A”, 2.306%, 7/01/2025	250,000	249,975
Massachusetts Educational Financing Authority, Education Loan
Rev., “A”, 2.562%, 7/01/2026	315,000	314,773
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev.
(2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	1,320,000	1,321,017
New Jersey Economic Development Authority State Pension Funding
Rev., Capital Appreciation, “B”, AGM, 0%, 2/15/2023	3,058,000	2,980,510
New Jersey Transportation Trust Fund Authority, Transportation
System, “B”, 2.384%, 6/15/2022	460,000	462,231
New Jersey Transportation Trust Fund Authority, Transportation
System, “B”, 2.551%, 6/15/2023	475,000	478,810
New Jersey Transportation Trust Fund Authority, Transportation
System, “B”, 2.631%, 6/15/2024	450,000	454,365
Port Authority of NY & NJ, “AAA”, 1.086%, 7/01/2023	1,635,000	1,653,541
Texas Transportation Commission, Central Texas Turnpike System
First Tier Refunding Rev., Taxable, “B”, 1.98%, 8/15/2042	695,000	701,165

		$11,087,950
Oil Services - 0.0%
Halliburton Co., 3.8%, 11/15/2025	$152,000	$164,769

21

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Oils - 0.7%
Marathon Petroleum Corp., 4.75%, 12/15/2023	$1,684,000	$1,849,546
Phillips 66, FLR, 0.834% (LIBOR - 3mo. + 0.6%), 2/26/2021	839,000	839,120
Valero Energy Corp., 1.2%, 3/15/2024	1,400,000	1,371,432
Valero Energy Corp., 2.85%, 4/15/2025	773,000	791,862

		$4,851,960
Other Banks & Diversified Financials - 2.1%
American Express Co., 3.7%, 11/05/2021	$1,307,000	$1,347,406
BBVA USA, 3.5%, 6/11/2021	1,498,000	1,522,078
BBVA USA, 2.875%, 6/29/2022	2,542,000	2,629,854
BBVA USA Bancshares, Inc., 2.5%, 8/27/2024	1,122,000	1,168,866
Groupe BPCE S.A., 4%, 9/12/2023 (n)	1,193,000	1,296,073
Groupe BPCE S.A., FLR, 1.489% (LIBOR - 3mo. + 1.24%), 9/12/2023 (n)	1,193,000	1,212,222
National Bank of Canada, 2.15%, 10/07/2022 (n)	1,305,000	1,347,752
National Bank of Canada, 0.9% to 8/15/2022, FLR (CMT - 1yr. + 0.77%) to 8/15/2023	1,723,000	1,733,131
SunTrust Banks, Inc., 2.8%, 5/17/2022	1,884,000	1,952,481
UBS AG, 1.75%, 4/21/2022 (n)	395,000	402,087

		$14,611,950
Personal Computers & Peripherals - 0.0%
Equifax, Inc., 2.6%, 12/15/2025	$223,000	$239,288

Pharmaceuticals - 1.4%
AbbVie, Inc., 2.15%, 11/19/2021 (n)	$1,193,000	$1,214,445
AbbVie, Inc., 3.45%, 3/15/2022 (n)	2,322,000	2,403,896
Bristol-Myers Squibb Co., 2.75%, 2/15/2023 (n)	1,103,000	1,159,323
Bristol-Myers Squibb Co., FLR, 0.66% (LIBOR - 3mo. + 0.38%), 5/16/2022 (n)	421,000	422,585
Royalty Pharma PLC, 0.75%, 9/02/2023 (n)	2,468,000	2,467,026
Upjohn, Inc., 1.125%, 6/22/2022 (n)	1,763,000	1,778,846

		$9,446,121
Real Estate - Office - 0.2%
Corporate Office Property LP, 2.25%, 3/15/2026	$1,172,000	$1,185,820

Retailers - 0.1%
Alimentation Couche-Tard, Inc., 2.7%, 7/26/2022 (n)	$566,000	$584,298
Macy’s Retail Holdings, Inc., 3.875%, 1/15/2022	324,000	302,940

		$887,238

22

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Specialty Stores - 0.3%
Ross Stores, Inc., 0.875%, 4/15/2026	$1,034,000	$1,025,159
TJX Cos., Inc., 3.5%, 4/15/2025	1,080,000	1,198,775

		$2,223,934
Telecommunications - Wireless - 0.9%
American Tower Corp., REIT, 2.25%, 1/15/2022	$2,250,000	$2,298,742
Crown Castle International Corp., 3.15%, 7/15/2023	680,000	722,678
Crown Castle International Corp., 1.35%, 7/15/2025	546,000	551,437
T-Mobile USA, Inc., 3.5%, 4/15/2025 (n)	2,676,000	2,931,852

		$6,504,709
Tobacco - 0.5%
B.A.T. Capital Corp., 3.222%, 8/15/2024	$1,631,000	$1,749,997
Imperial Tobacco Finance PLC, 3.75%, 7/21/2022 (n)	755,000	786,198
Philip Morris International, Inc., 1.125%, 5/01/2023	805,000	819,135

		$3,355,330
Transportation - Services - 0.8%
Adani Ports & Special Economic Zone Ltd., 3.95%, 1/19/2022	$2,605,000	$2,651,890
ERAC USA Finance LLC, 2.7%, 11/01/2023 (n)	1,087,000	1,140,765
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	762,000	836,615
ERAC USA Finance LLC, 3.8%, 11/01/2025 (n)	762,000	847,451

		$5,476,721
U.S. Government Agencies and Equivalents - 0.0%
Small Business Administration, 2.25%, 7/01/2021	$39,819	$40,127

U.S. Treasury Obligations - 16.5%
U.S. Treasury Notes, 2.625%, 12/15/2021 (f)	$27,750,000	$28,517,461
U.S. Treasury Notes, 1.875%, 4/30/2022	2,871,000	2,945,018
U.S. Treasury Notes, 0.125%, 6/30/2022	22,900,000	22,887,477
U.S. Treasury Notes, 0.125%, 10/15/2023	20,000,000	19,959,375
U.S. Treasury Notes, 1.5%, 11/30/2024	38,000,000	39,853,984

		$114,163,315
Utilities - Electric Power - 2.1%
Emera U.S. Finance LP, 2.7%, 6/15/2021	$468,000	$473,544
Enel Finance International N.V., 2.875%, 5/25/2022 (n)	2,820,000	2,908,210
FirstEnergy Corp., 4.25%, 3/15/2023	1,635,000	1,722,919
FirstEnergy Corp., 2.05%, 3/01/2025	784,000	784,772
FirstEnergy Corp., 1.6%, 1/15/2026	818,000	796,489
Florida Power & Light Co., FLR, 0.602% (LIBOR - 3mo. + 0.38%), 7/28/2023	3,100,000	3,101,466
NextEra Energy Capital Holdings, Inc., 2.403%, 9/01/2021	2,062,000	2,097,360

23

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
NextEra Energy, Inc., 2.9%, 4/01/2022	$1,411,000	$1,459,348
Pacific Gas & Electric Co., 1.75%, 6/16/2022	714,000	714,067
Southern California Edison Co.’s First & Refunding Mortgage Bonds, 1.2%, 2/01/2026	750,000	744,144

		$14,802,319
Total Bonds (Identified Cost, $503,527,520)		$510,881,976

Investment Companies (h) - 8.8%
Money Market Funds - 8.8%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $60,804,016)	60,805,580	$60,805,580

Underlying/Expiration Date/Exercise Price	Put/ Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options - 0.1%
Market Index Securities - 0.1%
Markit CDX North America Investment Grade Index - December 2020 @ $80 (Premiums Paid, $151,597)	Put	Merrill Lynch International	$49,559,763	$49,300,000	$369,962

Issuer			Shares/Par
Short-Term Obligations (s)(y) - 8.0%
Federal Farm Credit Bank, 0.01%, due 11/02/2020				$31,244,000	$31,242,890
Federal Home Loan Bank, 0.01%, due 11/02/2020			24,364,000		24,364,000
Total Short-Term Obligations (Identified Cost, $55,607,985)					$55,606,890

Other Assets, Less Liabilities - 9.2%					63,939,408
Net Assets - 100.0%					$691,603,816

(f)	All or a portion of the security has been segregated as collateral for cleared swap agreements and uncleared swap agreements.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $60,805,580 and $566,858,828, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $209,951,330, representing 30.4% of net assets.

24

Consolidated Portfolio of Investments – continued

(s)	All or a portion of security is held by a wholly-owned subsidiary. See Note 2 of the Notes to Consolidated Financial Statements for details of the wholly-owned subsidiary.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(w)	When-issued security.
(y)	The rate shown represents an annualized yield at time of purchase.
(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
MF1 Ltd., 2020-FL3, “B”, FLR, 3.898% (LIBOR - 1mo. + 3.75%), 7/15/2035	6/12/20	$205,000	$207,041
MF1 Ltd., 2020-FL3, “C”, FLR, 4.648% (LIBOR - 1mo. + 4.5%), 7/15/2035	6/12/20	293,000	297,375
Total Restricted Securities			$504,416
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:

AGM	Assured Guaranty Municipal
BAM	Build America Mutual
BCOMCLTR	Bloomberg WTI Crude Oil Subindex Total Return, this index is composed of composed of futures contracts on WTI crude oil. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMCNTR	Bloomberg Corn Subindex Total Return, this index is composed of futures contracts on corn. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMCTTR	Bloomberg Cotton Subindex Total Return, this index is composed of futures contracts on cotton. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMF3T	Bloomberg Commodity Index 3 Month Forward Total Return, this index is composed of longer-dated futures contracts on 19 physical commodities.
BCOMFCT	Bloomberg Feeder Cattle Subindex Total Return, this index is comprised of futures contracts on feeder cattle. It is quoted in USD.
BCOMGCTR	Bloomberg Gold Subindex Total Return, this index is composed of futures contracts on gold.
BCOMLCTR	Bloomberg Live Cattle Subindex Total Return, this index is composed of futures contracts on live cattle.
BCOMNGTR	Bloomberg Natural Gas Subindex Total Return, this index is composed of futures contracts on natural gas. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMSBTR	Bloomberg Sugar Subindex Total Return, this index is composed of futures contracts on sugar. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMSITR	Bloomberg Silver Subindex Total Return, this index is composed of futures contracts on silver.
BCOMSMT	Bloomberg Soybean Meal Subindex Total Return, this index is composed of futures contracts on soybean meal.

25

Consolidated Portfolio of Investments – continued

BCOMSYTR	Bloomberg Soybeans Subindex Total Return, this index is composed of futures contracts on soybeans.
BCOMTR	Bloomberg Commodity Index Total Return
BCOMWHTR	Bloomberg Wheat Subindex Total Return, this index is composed of futures contracts on wheat. It reflects the return on fully collateralized futures positions. It is quoted in USD.
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
MLCILPRT	Merrill Lynch International Bloomberg Commodity Index Total Return
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

26

Consolidated Portfolio of Investments – continued

Derivative Contracts at 10/31/20

Cleared Swap Agreements

Maturity Date	Notional Amount		Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives

Interest Rate Swaps
7/15/21	USD	35,500,000	centrally cleared	1.88%/Semi-annually	2.00% FLR (3-Month LIBOR)/Quarterly	$609,065	$—	$609,065
9/19/21	USD	22,400,000	centrally cleared	1.57%/Semi-annually	1.73% FLR (1-Month LIBOR)/Monthly	320,973	—	320,973

						$930,038	$—	$930,038

Uncleared Swap Agreements
Maturity Date	Notional Amount		Counterparty	Cash Flows to Receive (Monthly)	Cash Flows to Pay (Monthly)	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives

Total Return Swaps
2/09/21	USD	7,404,926 (Short)	Morgan Stanley	3 month T-Bill + 0.05%	BCOMFCT (floating rate)	$951	$—	$951

Liability Derivatives

Total Return Swaps
1/20/21	USD	1,908,599 (Long)	Citibank N.A.	BCOMCLTR (floating rate)	3 month T-Bill + 0.08%	$(318)	$—	$(318)
1/22/21	USD	19,641,745 (Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.10%	(3,210)	—	(3,210)
2/09/21	USD	17,719,115 (Long)	Goldman Sachs International	BCOMF3T (floating rate)	3 month T-Bill + 0.13%	(3,329)	—	(3,329)
2/09/21	USD	17,719,115 (Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.10%	(2,895)	—	(2,895)
2/26/21	USD	8,178,957 (Long)	Morgan Stanley	BCOMWHTR (floating rate)	3 month T-Bill + 0.12%	(1,424)	—	(1,424)
3/31/21	USD	6,944,576 (Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.10%	(1,134)	—	(1,134)
3/31/21	USD	14,655,099 (Long)	Goldman Sachs International	BCOMTR (floating rate)	3 month T-Bill + 0.09%	(2,250)	—	(2,250)
3/31/21	USD	6,874,185 (Long)	Goldman Sachs International	BCOMGCTR (floating rate)	3 month T-Bill + 0.07%	(966)	—	(966)
3/31/21	USD	14,343,622 (Long)	Merrill Lynch International	MLCILPRT (a) (floating rate)	3 month T-Bill + 0.20%	(3,500)	—	(3,500)

27

Consolidated Portfolio of Investments – continued

Uncleared Swap Agreements - continued

Maturity Date	Notional Amount		Counterparty	Cash Flows to Receive (Monthly)	Cash Flows to Pay (Monthly)	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives - continued

Total Return Swaps - continued
4/30/21	USD	59,574,584 (Long)	Goldman Sachs International	BCOMF3T (floating rate)	3 month T-Bill + 0.10%	$(9,732)	$—	$(9,732)
5/14/21	USD	10,262,126 (Long)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.09%	(1,576)	—	(1,576)
5/21/21	USD	11,847,074 (Long)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.09%	(1,820)	—	(1,820)
5/21/21	USD	23,409,507 (Long)	Citibank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.13%	(4,399)	—	(4,399)
5/21/21	USD	21,068,557 (Long)	Goldman Sachs International	BCOMF3T (floating rate)	3 month T-Bill + 0.13%	(3,959)	—	(3,959)
5/21/21	USD	23,409,507 (Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.10%	(3,825)	—	(3,825)
7/14/21	USD	85,454,306 (Long)	Merrill Lynch International	MLCILPRT (a) (floating rate)	3 month T-Bill + 0.14%	(16,679)	—	(16,679)
7/16/21	USD	10,503,615 (Long)	JPMorgan Chase Bank N.A.	BCOMCTTR (floating rate)	3 month T-Bill + 0.20%	(2,466)	—	(2,466)
7/30/21	USD	15,453,762 (Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.10%	(2,522)	—	(2,522)
7/30/21	USD	7,744,406 (Long)	Merrill Lynch International	MLCILPRT (a) (floating rate)	3 month T-Bill + 0.14%	(1,197)	—	(1,197)
7/30/21	USD	7,893,194 (Long)	Goldman Sachs International	BCOMSBTR (floating rate)	3 month T-Bill + 0.12%	(1,339)	—	(1,339)
7/30/21	USD	7,854,315 (Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.10%	(1,282)	—	(1,282)
7/30/21	USD	9,038,639 (Long)	Merrill Lynch International	MLCILPRT (a) (floating rate)	3 month T-Bill + 0.14%	(1,764)	—	(1,764)
8/31/21	USD	8,216,936 (Long)	Goldman Sachs International	BCOMSYTR (floating rate)	3 month T-Bill + 0.14%	(1,569)	—	(1,569)
9/17/21	USD	10,140,563 (Long)	Goldman Sachs International	BCOMGCTR (floating rate)	3 month T-Bill + 0.07%	(1,425)	—	(1,425)
9/17/21	USD	82,977,036 (Long)	Merrill Lynch International	MLCILPRT (a) (floating rate)	3 month T-Bill + 0.13%	(15,520)	—	(15,520)
9/28/21	USD	10,975,665 (Long)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.09%	(1,686)	—	(1,686)
10/29/21	USD	31,258,825 (Long)	Merrill Lynch International	MLCILPRT (a) (floating rate)	3 month T-Bill + 0.13%	(5,847)	—	(5,847)
10/29/21	USD	18,253,552 (Long)	Citibank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.11%	(3,098)	—	(3,098)
10/29/21	USD	10,919,177 (Long)	Merrill Lynch International	BCOMSMT (floating rate)	3 month T-Bill + 0.20%	(2,452)	—	(2,452)
10/29/21	USD	17,061,821 (Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.10%	(2,785)	—	(2,785)
10/29/21	USD	50,704,310 (Long)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.09%	(7,787)	—	(7,787)
10/29/21	USD	50,704,310 (Long)	Goldman Sachs International	BCOMTR (floating rate)	3 month T-Bill + 0.09%	(7,787)	—	(7,787)
11/19/21	USD	9,238,823 (Long)	Goldman Sachs International	BCOMNGTR (floating rate)	3 month T-Bill + 0.07%	(727)	—	(727)
11/19/21	USD	2,940,090 (Long)	Merrill Lynch International	BCOMSITR (floating rate)	3 month T-Bill + 0.085%	(267)	—	(267)
12/09/21	USD	8,000,000 (Short)	Citibank N.A.	3 month T-Bill + 0.04%	BCOMLCTR (floating rate)	(24,071)	—	(24,071)
12/09/21	USD	5,000,000 (Long)	Morgan Stanley	BCOMCNTR (floating rate)	3 month T-Bill + 0.08%	(982)	—	(982)

						$(147,589)	$—	$(147,589)

28

Consolidated Portfolio of Investments – continued

At October 31, 2020, the fund had cash collateral of $45,418,421 and other liquid securities with an aggregate value of $255,887 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Consolidated Statement of Assets and Liabilities are comprised of cash collateral.

(a)

The Merrill Lynch MLCILPRT Commodity Index, the components of which are not publicly available, seeks to provide exposure to a diversified group of commodities. Through its investment in the swap, the fund has indirect exposure to the following positions that compose the MLCILPRT:

Referenced Commodity Futures Contracts	%of Notional	Notional Amount: $14,343,622*	Notional Amount: $85,454,306*	Notional Amount: $7,744,406*	Notional Amount: $9,038,639*	Notional Amount: $82,977,036*	Notional Amount: $31,258,825*
Long Futures Contracts
Soybean Oil Jan-2021	2.8%	$401,622	$2,392,721	$216,844	$253,080	$2,323,360	$875,248
Corn Mar-2021	4.5%	645,464	3,845,444	348,498	406,739	3,733,967	1,406,647
Corn Dec-2020	1.6%	229,498	1,367,269	123,910	144,618	1,327,633	500,141
WTI Jan-2021	4.6%	659,807	3,930,898	356,243	415,777	3,816,944	1,437,906
Brent Jan-2021	1.0%	143,436	854,543	77,444	90,386	829,770	312,588
Brent Mar-2021	2.9%	415,965	2,478,175	224,588	262,121	2,406,334	906,506
Cotton Mar-2021	1.1%	157,780	939,997	85,188	99,425	912,747	343,847
Cotton Dec-2020	0.4%	57,374	341,817	30,978	36,155	331,908	125,035
Gold Feb-2021	11.8%	1,692,547	10,083,608	913,840	1,066,559	9,791,290	3,688,541
Gold Dec-2020	4.3%	616,776	3,674,535	333,009	388,661	3,568,013	1,344,129
Copper Comex Mar-2021	5.5%	788,899	4,699,987	425,942	497,125	4,563,737	1,719,235
Copper Comex Dec-2020	2.0%	286,872	1,709,086	154,888	180,773	1,659,541	625,177
Heating Oil Jan-2021	1.1%	157,780	939,997	85,188	99,425	912,747	343,847
Coffee Mar-2021	1.7%	243,842	1,452,723	131,655	153,657	1,410,610	531,400
Coffee Dec-2020	0.6%	86,062	512,726	46,466	54,232	497,862	187,553
Kansas Wheat Mar-2021	1.2%	172,123	1,025,452	92,933	108,464	995,724	375,106
Kansas Wheat Dec-2020	0.4%	57,374	341,817	30,978	36,155	331,908	125,035
Aluminum Jan-2021	4.4%	631,119	3,759,989	340,754	397,700	3,650,990	1,375,388
Live Cattle Feb-2021	2.5%	358,591	2,136,358	193,610	225,966	2,074,426	781,471
Live Cattle Dec-2020	0.9%	129,093	769,089	69,700	81,348	746,793	281,329
Lean Hogs Feb-2021	1.2%	172,123	1,025,452	92,933	108,464	995,724	375,106
Lean Hogs Dec-2020	0.4%	57,374	341,817	30,978	36,155	331,908	125,035

29

Consolidated Portfolio of Investments – continued

Referenced Commodity Futures Contracts	%of Notional	Notional Amount: $14,343,622*	Notional Amount: $85,454,306*	Notional Amount: $7,744,406*	Notional Amount: $9,038,639*	Notional Amount: $82,977,036*	Notional Amount: $31,258,825*
Nickel Jan-2021	2.9%	$415,965	$2,478,175	$224,588	$262,121	$2,406,334	$906,506
Zinc Jan-2021	3.6%	516,370	3,076,355	278,799	325,391	2,987,173	1,125,318
Natural Gas Jan-2021	12.6%	1,807,296	10,767,243	975,795	1,138,869	10,455,107	3,938,612
Gasoil Jan-2021	1.3%	186,467	1,110,906	100,677	117,502	1,078,701	406,365
Soybeans Jan-2021	6.2%	889,305	5,298,167	480,153	560,396	5,144,576	1,938,047
Sugar Mar-2021	3.1%	444,652	2,649,083	240,077	280,198	2,572,288	969,024
Silver Mar-2021	3.5%	502,027	2,990,901	271,054	316,352	2,904,196	1,094,059
Silver Dec-2020	1.3%	186,467	1,110,906	100,677	117,502	1,078,701	406,365
Soybean Meal Jan-2021	4.0%	573,745	3,418,172	309,776	361,546	3,319,081	1,250,353
Wheat Mar-2021	2.4%	344,247	2,050,903	185,866	216,927	1,991,449	750,212
Wheat Dec-2020	0.9%	129,093	769,089	69,700	81,348	746,793	281,329
Gasoline RBOB Jan-2021	1.3%	186,467	1,110,906	100,677	117,502	1,078,701	406,365
	100.0%	$14,343,622	$85,454,306	$7,744,406	$9,038,639	$82,977,036	$31,258,825

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

See Notes to Consolidated Financial Statements

30

Consolidated Financial Statements

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

At 10/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $559,287,102)	$566,858,828
Investments in affiliated issuers, at value (identified cost, $60,804,016)	60,805,580
Cash	12,110,018
Restricted cash for
Uncleared swaps	45,418,421
Receivables for
Due from uncleared swap brokers	8,042,251
Net daily variation margin on open cleared swap agreements	1,739
Investments sold	1,458,937
Fund shares sold	127,539
Interest	2,594,334
Uncleared swaps, at value	951
Total assets	$697,418,598

Liabilities
Payables for
Due to uncleared swap brokers	$1,317,963
Investments purchased	551,261
Fund shares reacquired	1,192,259
When-issued investments purchased	2,437,000
Uncleared swaps, at value	147,589
Payable to affiliates
Investment adviser	41,941
Administrative services fee	812
Shareholder servicing costs	591
Distribution and service fees	68
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	125,284
Total liabilities	$5,814,782
Net assets	$691,603,816

Net assets consist of
Paid-in capital	$782,432,298
Total distributable earnings (loss)	(90,828,482)
Net assets	$691,603,816
Shares of beneficial interest outstanding	142,426,030

31

Consolidated Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,041,449	214,935	$4.85
Class B	59,939	12,453	4.81
Class C	435,026	90,637	4.80
Class I	499,861	102,865	4.86
Class R1	43,748	9,089	4.81
Class R2	44,231	9,152	4.83
Class R3	44,474	9,185	4.84
Class R4	44,725	9,218	4.85
Class R6	689,390,363	141,968,496	4.86

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $5.15 [100 / 94.25 x $4.85]. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Consolidated Financial Statements

32

Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS

Year ended 10/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$12,931,865
Dividends from affiliated issuers	392,460
Other	5,628
Foreign taxes withheld	1,496
Total investment income	$13,331,449
Expenses
Management fee	$4,755,347
Distribution and service fees	5,816
Shareholder servicing costs	1,826
Administrative services fee	94,662
Independent Trustees’ compensation	14,621
Custodian fee	50,896
Shareholder communications	12,234
Audit and tax fees	98,556
Legal fees	34,766
Miscellaneous	217,291
Total expenses	$5,286,015
Reduction of expenses by investment adviser	(68,992)
Net expenses	$5,217,023
Net investment income (loss)	$8,114,426

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$2,327,511
Affiliated issuers	(7,856)
Futures contracts	339,951
Swap agreements	(50,090,747)
Net realized gain (loss)	$(47,431,141)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$2,658,058
Affiliated issuers	(7,365)
Futures contracts	35,474
Swap agreements	1,715,780
Net unrealized gain (loss)	$4,401,947
Net realized and unrealized gain (loss)	$(43,029,194)
Change in net assets from operations	$(34,914,768)

See Notes to Consolidated Financial Statements

33

Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/20	10/31/19
Change in net assets

From operations
Net investment income (loss)	$8,114,426	$12,774,014
Net realized gain (loss)	(47,431,141)	(37,426,841)
Net unrealized gain (loss)	4,401,947	9,555,468
Change in net assets from operations	$(34,914,768)	$(15,097,359)
Total distributions to shareholders	$(12,000,292)	$(18,500,721)
Change in net assets from fund share transactions	$112,287,878	$71,554,469
Total change in net assets	$65,372,818	$37,956,389

Net assets
At beginning of period	626,230,998	588,274,609
At end of period	$691,603,816	$626,230,998

See Notes to Consolidated Financial Statements

34

Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$5.32	$5.65	$6.00	$5.89		$5.93

Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.10	$0.07	$0.03	(c)	$0.01
Net realized and unrealized gain (loss)	(0.42)	(0.27)	(0.25)	0.10		(0.05	)(g)
Total from investment operations	$(0.38)	$(0.17)	$(0.18)	$0.13		$(0.04)

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.16)	$(0.17)	$(0.02)		$(0.00	)(w)
Net asset value, end of period (x)	$4.85	$5.32	$5.65	$6.00		$5.89
Total return (%) (r)(s)(t)(x)	(7.24)	(2.96)	(2.98)	2.25	(c)	(0.61)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.10	1.09	1.06	(c)	1.07
Expenses after expense reductions (f)	1.12	1.09	1.08	1.05	(c)	1.06
Net investment income (loss)	0.94	1.86	1.22	0.58	(c)	0.21
Portfolio turnover	57	64	72	51		32
Net assets at end of period (000 omitted)	$1,041	$321	$63	$49		$48

See Notes to Consolidated Financial Statements

35

Consolidated Financial Highlights – continued

Class B	Year ended

	10/31/20	10/31/19	10/31/18 (i)
Net asset value, beginning of period	$5.28	$5.64	$5.71

Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.06	$0.02
Net realized and unrealized gain (loss)	(0.43)	(0.26)	(0.09)
Total from investment operations	$(0.42)	$(0.20)	$(0.07)

Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.16)	$—
Net asset value, end of period (x)	$4.81	$5.28	$5.64
Total return (%) (r)(s)(t)(x)	(8.10)	(3.68)	(1.23	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.87	1.84	1.94	(a)
Expenses after expense reductions (f)	1.86	1.83	1.93	(a)
Net investment income (loss)	0.23	1.13	1.34	(a)
Portfolio turnover	57	64	72
Net assets at end of period (000 omitted)	$60	$48	$52

Class C	Year ended

	10/31/20	10/31/19	10/31/18 (i)
Net asset value, beginning of period	$5.28	$5.64	$5.71

Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.06	$0.02
Net realized and unrealized gain (loss)	(0.43)	(0.27)	(0.09)
Total from investment operations	$(0.42)	$(0.21)	$(0.07)

Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.15)	$—
Net asset value, end of period (x)	$4.80	$5.28	$5.64
Total return (%) (r)(s)(t)(x)	(8.07)	(3.69)	(1.23	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	1.84	1.94	(a)
Expenses after expense reductions (f)	1.87	1.83	1.93	(a)
Net investment income (loss)	0.20	1.12	1.41	(a)
Portfolio turnover	57	64	72
Net assets at end of period (000 omitted)	$435	$93	$49
See Notes to Consolidated Financial Statements

36

Consolidated Financial Highlights – continued

Class I	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$5.32	$5.65	$6.00	$5.90		$5.94

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.11	$0.09	$0.05	(c)	$0.03
Net realized and unrealized gain (loss)	(0.42)	(0.26)	(0.25)	0.09		(0.04	)(g)
Total from investment operations	$(0.36)	$(0.15)	$(0.16)	$0.14		$(0.01)

Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.18)	$(0.19)	$(0.04)		$(0.03)
Net asset value, end of period (x)	$4.86	$5.32	$5.65	$6.00		$5.90
Total return (%) (r)(s)(t)(x)	(6.90)	(2.75)	(2.73)	2.32	(c)	(0.20)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.84	0.85	0.82	(c)	0.83
Expenses after expense reductions (f)	0.88	0.83	0.84	0.81	(c)	0.82
Net investment income (loss)	1.17	2.13	1.45	0.83	(c)	0.45
Portfolio turnover	57	64	72	51		32
Net assets at end of period (000 omitted)	$500	$135	$48	$49		$48

Class R1	Year ended

	10/31/20	10/31/19	10/31/18 (i)
Net asset value, beginning of period	$5.28	$5.64	$5.71

Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.06	$0.02
Net realized and unrealized gain (loss)	(0.43)	(0.27)	(0.09)
Total from investment operations	$(0.42)	$(0.21)	$(0.07)

Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.15)	$—
Net asset value, end of period (x)	$4.81	$5.28	$5.64
Total return (%) (r)(s)(t)(x)	(8.08)	(3.69)	(1.23	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.87	1.84	1.94	(a)
Expenses after expense reductions (f)	1.86	1.83	1.93	(a)
Net investment income (loss)	0.26	1.14	1.35	(a)
Portfolio turnover	57	64	72
Net assets at end of period (000 omitted)	$44	$48	$49

See Notes to Consolidated Financial Statements

37

Consolidated Financial Highlights – continued

Class R2	Year ended

	10/31/20	10/31/19	10/31/18 (i)
Net asset value, beginning of period	$5.30	$5.65	$5.71

Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.09	$0.02
Net realized and unrealized gain (loss)	(0.44)	(0.27)	(0.08)
Total from investment operations	$(0.40)	$(0.18)	$(0.06)

Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.17)	$—
Net asset value, end of period (x)	$4.83	$5.30	$5.65
Total return (%) (r)(s)(t)(x)	(7.59)	(3.31)	(1.05	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.37	1.34	1.44	(a)
Expenses after expense reductions (f)	1.36	1.33	1.43	(a)
Net investment income (loss)	0.75	1.64	1.86	(a)
Portfolio turnover	57	64	72
Net assets at end of period (000 omitted)	$44	$48	$49

Class R3	Year ended

	10/31/20	10/31/19	10/31/18 (i)
Net asset value, beginning of period	$5.31	$5.65	$5.71

Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.10	$0.03
Net realized and unrealized gain (loss)	(0.43)	(0.27)	(0.09)
Total from investment operations	$(0.38)	$(0.17)	$(0.06)

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.17)	$—
Net asset value, end of period (x)	$4.84	$5.31	$5.65
Total return (%) (r)(s)(t)(x)	(7.34)	(3.03)	(1.05	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.09	1.19	(a)
Expenses after expense reductions (f)	1.11	1.08	1.18	(a)
Net investment income (loss)	1.00	1.89	2.10	(a)
Portfolio turnover	57	64	72
Net assets at end of period (000 omitted)	$44	$48	$49

See Notes to Consolidated Financial Statements

38

Consolidated Financial Highlights – continued

Class R4	Year ended

	10/31/20	10/31/19	10/31/18 (i)
Net asset value, beginning of period	$5.32	$5.65	$5.71

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.11	$0.03
Net realized and unrealized gain (loss)	(0.43)	(0.26)	(0.09)
Total from investment operations	$(0.37)	$(0.15)	$(0.06)

Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.18)	$—
Net asset value, end of period (x)	$4.85	$5.32	$5.65
Total return (%) (r)(s)(t)(x)	(7.09)	(2.75)	(1.05	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.84	0.94	(a)
Expenses after expense reductions (f)	0.86	0.83	0.93	(a)
Net investment income (loss)	1.25	2.14	2.35	(a)
Portfolio turnover	57	64	72
Net assets at end of period (000 omitted)	$45	$48	$49

Class R6	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$5.33	$5.65	$6.00	$5.90		$5.94

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.11	$0.09	$0.05	(c)	$0.03
Net realized and unrealized gain (loss)	(0.43)	(0.25)	(0.25)	0.09		(0.04	)(g)
Total from investment operations	$(0.37)	$(0.14)	$(0.16)	$0.14		$(0.01)

Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.18)	$(0.19)	$(0.04)		$(0.03)
Net asset value, end of period (x)	$4.86	$5.33	$5.65	$6.00		$5.90
Total return (%) (r)(s)(t)(x)	(7.06)	(2.57)	(2.74)	2.32	(c)	(0.20)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.83	0.84	0.81	(c)	0.82
Expenses after expense reductions (f)	0.82	0.82	0.83	0.80	(c)	0.82
Net investment income (loss)	1.28	2.15	1.46	0.83	(c)	0.45
Portfolio turnover	57	64	72	51		32
Net assets at end of period (000 omitted)	$689,390	$625,443	$587,864	$591,976		$563,314

See Notes to Consolidated Financial Statements

39

Consolidated Financial Highlights – continued

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(i)	For Class B, Class C, Class R1, Class R2, Class R3, and Class R4, the period is from the class inception, August 15, 2018, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Consolidated Financial Statements

40

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) Business and Organization

MFS Commodity Strategy Fund (the fund) is a diversified series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

Principles of Consolidation – The fund gains exposure to the commodities markets by investing a portion of the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (“Subsidiary”). The fund will not invest directly in commodities. The fund may invest up to 25% of its assets (at the time of purchase) in the Subsidiary. The Subsidiary has the same objective, strategies, and restrictions as the fund, except that the Subsidiary gains exposure to the commodities market by investing directly in commodity-linked futures, options, and swaps. The fund also invests directly in debt securities, and the Subsidiary may also invest in debt securities. As of October 31, 2020, the Subsidiary’s net assets were $119,706,932, which represented 17.3% of the fund’s net assets. The fund’s financial statements have been consolidated and include the accounts of the fund and the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.

General – The preparation of Consolidated Financial Statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these Consolidated Financial Statements, management has evaluated subsequent events occurring after the date of the fund’s Consolidated Statement of Assets and Liabilities through the date that the Consolidated Financial Statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and

41

Notes to Consolidated Financial Statements – continued

other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by offsetting amounts. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary

42

Notes to Consolidated Financial Statements – continued

exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires

43

Notes to Consolidated Financial Statements – continued

judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as swap agreements. The following is a summary of the levels used as of October 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$114,203,442	$—	$114,203,442
Non-U.S. Sovereign Debt	—	6,434,226	—	6,434,226
Municipal Bonds	—	11,087,950	—	11,087,950
U.S. Corporate Bonds	—	144,143,720	—	144,143,720
Residential Mortgage-Backed Securities	—	14,358,065	—	14,358,065
Commercial Mortgage-Backed Securities	—	34,064,499	—	34,064,499
Asset-Backed Securities (including CDOs)	—	82,024,203	—	82,024,203
Foreign Bonds	—	104,935,833	—	104,935,833
Short-Term Securities	—	55,606,890	—	55,606,890
Mutual Funds	60,805,580	—	—	60,805,580
Total	$60,805,580	$566,858,828	$—	$627,664,408

Other Financial Instruments
Swap Agreements – Assets	$—	$930,989	$—	$930,989
Swap Agreements – Liabilities	—	(147,589)	—	(147,589)

For further information regarding security characteristics, see the Consolidated Portfolio of Investments.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were purchased options, futures contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Consolidated Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

44

Notes to Consolidated Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2020 as reported in the Consolidated Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Swaps	$930,038	$—
Credit	Purchased Credit Options	369,962	—
Commodity	Total Return Swaps	951	(147,589)
Total		$1,300,951	$(147,589)

(a)

Values presented in this table for cleared swap agreements correspond to the values reported in the fund’s Consolidated Portfolio of Investments. Only the current day net variation margin for cleared swap agreements is separately reported within the Consolidated Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2020 as reported in the Consolidated Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Unaffiliated Issuers (Purchased Options)
Interest Rate	$339,951	$155,571	$—
Commodity	—	(50,246,318)	—
Credit	—	—	(115,440)
Total	$339,951	$(50,090,747)	$(115,440)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2020 as reported in the Consolidated Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Unaffiliated Issuers (Purchased Options)
Interest Rate	$35,474	$510,833	$—
Commodity	—	1,204,947	—
Credit	—	—	218,365
Total	$35,474	$1,715,780	$218,365

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one

45

Notes to Consolidated Financial Statements – continued

net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Consolidated Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Consolidated Statement of Operations.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of October 31, 2020:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Swaps, at value	$951	$(147,589)
Cleared Swap Agreements (a)	1,739	—
Purchased Options	369,962	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Consolidated Statement of Assets & Liabilities	$372,652	$(147,589)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	1,739	—
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$370,913	$(147,589)

(a)

The amount presented here represents the fund’s current day net variation margin for cleared swap agreements. This amount, which is recognized within the fund’s Consolidated Statement of Assets and Liabilities, differs from the fair value of the futures contracts and cleared swap agreements which is presented in the tables that follow the fund’s Consolidated Portfolio of Investments.

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Notes to Consolidated Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at October 31, 2020:

		Amounts Not Offset in the Consolidated Statement of Assets & Liabilities

	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Merrill Lynch International	$369,962	$(47,226)	$—	$—	$322,736
Morgan Stanley	951	(951)	—	—	—
Total	$370,913	$(48,177)	$—	$—	$322,736

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at October 31, 2020:

		Amounts Not Offset in the Consolidated Statement of Assets & Liabilities

	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Citibank N.A.	$(31,886)	$—	$—	$31,886	$—
Goldman Sachs
International	(33,083)	—	—	33,083	—
JPMorgan Chase
Bank N.A.	(32,988)	—	—	32,988	—
Merrill Lynch
International	(47,226)	47,226	—	—	—
Morgan Stanley	(2,406)	951	—	1,455	—
Total	$(147,589)	$48,177	$—	$99,412	$—

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

47

Notes to Consolidated Financial Statements – continued

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

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Notes to Consolidated Financial Statements – continued

Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Consolidated Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Consolidated Statement of Assets and Liabilities.

For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Consolidated Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Consolidated Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Consolidated Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Consolidated Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

The fund entered into total return swaps on various commodity indexes in order to gain exposure without having to own the underlying commodities. Under a total return swap the fund pays the counterparty interest (based on a fixed or floating rate) and in return receives a payment equal to the increase in the total return of the reference index. To the extent there is a decline in the total return of the index, the fund pays the counterparty for that decline in addition to making the fixed or floating rate interest

49

Notes to Consolidated Financial Statements – continued

payment. On a monthly basis, the change in the total return of the index is measured to determine the monthly payment due to or from the counterparty. These payments are included in “Due from uncleared swap brokers” or “Due to uncleared swap brokers” in the Consolidated Statement of Assets and Liabilities. The total return of the reference index includes changes in the market value of the index and any interest or dividend payments attributable to the index.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Consolidated Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Consolidated Statement of Operations.

The fund may purchase or sell debt securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the normal settlement period. The price of such security and the date that the security will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased in the Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. At the time that it enters into a when-issued or delayed delivery transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.

50

Notes to Consolidated Financial Statements – continued

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Consolidated Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Consolidated Portfolio of Investments.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts

51

Notes to Consolidated Financial Statements – continued

in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to treating the Subsidiary as a separate holding for tax purposes instead of a consolidated entity and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/20	Year ended 10/31/19
Ordinary income (including any short-term capital gains)	$12,000,292	$18,500,721

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/20

Cost of investments	$958,329,594
Gross appreciation	10,214,707

Gross depreciation	(340,329,584)
Net unrealized appreciation (depreciation)	$(330,114,877)

Undistributed ordinary income	5,154,093
Capital loss carryforwards	(95,564,031)
Other temporary differences	329,696,333

As of October 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(74,964,623)
Long-Term	(20,599,408)

Total	$(95,564,031)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C shares to Class A shares, of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020, any Class C shares that have an original purchase date of December 31, 2012 or earlier

52

Notes to Consolidated Financial Statements – continued

will convert to Class A shares, of the same fund. The fund’s distributions declared to shareholders as reported in the Consolidated Statements of Changes in Net Assets are presented by class as follows:

	Year ended 10/31/20	Year ended 10/31/19
Class A	$5,752	$1,840
Class B	415	1,445
Class C	1,006	1,355
Class I	2,528	1,502
Class R1	421	1,355
Class R2	659	1,450
Class R3	779	1,497
Class R4	899	1,545
Class R6	11,987,833	18,488,732
Total	$12,000,292	$18,500,721

(3) Transactions with Affiliates

Investment Adviser – The fund and the Subsidiary have investment advisory agreements with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.70%

The Subsidiary does not pay a management fee to MFS.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2020, this management fee reduction amounted to $68,992, which is included in the reduction of total expenses in the Consolidated Statement of Operations. The management fee incurred for the year ended October 31, 2020 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,976 for the year ended October 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

53

Notes to Consolidated Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,689
Class B	0.75%	0.25%	1.00%	1.00%	450
Class C	0.75%	0.25%	1.00%	1.00%	2,928
Class R1	0.75%	0.25%	1.00%	1.00%	425
Class R2	0.25%	0.25%	0.50%	0.50%	216
Class R3	—	0.25%	0.25%	0.25%	108
Total Distribution and Service Fees					$5,816

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. There were no service fee rebates for the period ending October 31, 2020.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. There were no contingent deferred sales charges imposed during the year ended October 31, 2020.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2020, the fee was $381, which equated to 0.0001% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,445.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2020 was equivalent to an annual effective rate of 0.0149% of the fund’s average daily net assets.

54

Notes to Consolidated Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

At October 31, 2020, MFS held approximately 73% of the outstanding shares of Class B and 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R4.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2020, the fund engaged in sale transactions pursuant to this policy, which amounted to $1,381,536. The sales transactions resulted in net realized gains (losses) of $26,379.

(4) Portfolio Securities

For the year ended October 31, 2020, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$90,037,862	$78,597,469
Non-U.S. Government securities	205,487,736	180,212,148

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/20		Year ended 10/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	170,072	$802,998	49,703	$266,077
Class B	3,402	16,500	51	275
Class C	94,716	387,178	8,768	45,581
Class I	147,869	714,793	17,974	94,556
Class R6	35,775,424	162,183,709	14,639,058	77,336,769
	36,191,483	$164,105,178	14,715,554	$77,743,258

55

Notes to Consolidated Financial Statements – continued

	Year ended 10/31/20		Year ended 10/31/19

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	1,116	$5,752	342	$1,840
Class B	80	415	269	1,445
Class C	198	1,006	252	1,355
Class I	486	2,528	280	1,502
Class R1	80	421	253	1,355
Class R2	126	659	269	1,450
Class R3	150	779	278	1,497
Class R4	174	899	287	1,545
Class R6	2,305,353	11,987,833	3,436,567	18,488,732
	2,307,763	$12,000,292	3,438,797	$18,500,721

Shares reacquired
Class A	(16,587)	$(78,603)	(905)	$(4,670)
Class B	(38)	(188)	(595)	(3,212)
Class C	(21,829)	(103,890)	(224)	(1,177)
Class I	(70,889)	(343,471)	(1,372)	(7,229)
Class R6	(13,539,794)	(63,291,440)	(4,606,125)	(24,673,222)
	(13,649,137)	(63,817,592)	(4,609,221)	$(24,689,510)

Net change
Class A	154,601	$730,147	49,140	$263,247
Class B	3,444	16,727	(275)	(1,492)
Class C	73,085	284,294	8,796	45,759
Class I	77,466	373,850	16,882	88,829
Class R1	80	421	253	1,355
Class R2	126	659	269	1,450
Class R3	150	779	278	1,497
Class R4	174	899	287	1,545
Class R6	24,540,983	110,880,102	13,469,500	71,152,279
	24,850,109	$112,287,878	13,545,130	$71,554,469

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund, the Lifetime 2045 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2020 Fund were the owners of record of

56

Notes to Consolidated Financial Statements – continued

approximately 31%, 26%, 15%, 10%, 3%, 3%, 2%, 2%, 2%, 2%, 1%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2020, the fund’s commitment fee and interest expense were $2,985 and $0, respectively, and are included in “Miscellaneous” expense in the Consolidated Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$54,212,176	$422,155,989	$415,547,364	$(7,856)	$(7,365)	$60,805,580

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$392,460	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Commodity Strategy Fund:

Opinion on the Consolidated Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of MFS Commodity Strategy Fund and subsidiary (the “Fund”), including the consolidated portfolio of investments, as of October 31, 2020, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund and subsidiary as of October 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. Our procedures included confirmation of

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Report of Independent Registered Public Accounting Firm – continued

securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

59

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k)* (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

*	As of December 31, 2020, Mrs. Stelmach will retire as Trustee.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

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Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Philipp Burgener Alexander Mackey Benjamin Nastou Natalie Shapiro

66

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Commodity Strategy Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as

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Board Review of Investment Advisory Agreement – continued

compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the five-, three- and one-year periods ended December 31, 2019.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee

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Board Review of Investment Advisory Agreement – continued

and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

69

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

70

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

71

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Regulation §1.163(j)-1(b).

72

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

73

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

74

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MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report
October 31, 2020
MFS®  Global Alternative
Strategy Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund's annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund's Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.
If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.
DTR-ANN

MFS ® Global Alternative Strategy Fund

Contact information	back cover
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR
Dear Shareholders:
Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year, though optimism over the development of vaccines and therapeutics later brightened the economic and market outlook. However, a great deal of uncertainty remains as case counts in the United States and Europe remain very high and it is still unclear when a vaccine will become widely available. In the United States, political uncertainty eased after former Vice President Joe Biden was projected the winner of the presidential election, though whether his party also gains control of Congress will not be known until two Senate runoff elections in Georgia in early January.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the U.S. some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.
Respectfully,
Robert J. Manning
Executive Chair
MFS Investment Management
December 16, 2020
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure
			Derivative Overlay Positions (b)
		Active Security Selection (a)	Long	Short	Net Market Exposure (c)
Fixed Income	U.S.	14.2%	46.8%	(8.3)%	52.7%
	Asia/Pacific ex-Japan	0.3%	6.3%	0.0%	6.6%
	North America ex-U.S.	0.4%	2.6%	0.0%	3.0%
	Emerging Markets	0.9%	0.0%	0.0%	0.9%
	United Kingdom	1.0%	0.0%	(3.7)%	(2.7)%
	Japan	0.0%	0.0%	(5.0)%	(5.0)%
	Europe ex-U.K.	1.1%	0.0%	(9.0)%	(7.9)%
Equity	U.S. Large Cap	33.2%	0.0%	(21.7)%	11.5%
	Europe ex-U.K.	10.7%	1.6%	(7.1)%	5.2%
	North America ex-U.S.	1.3%	2.8%	0.0%	4.1%
	Emerging Markets	2.5%	3.6%	(3.8)%	2.3%
	Japan	3.4%	0.0%	(1.1)%	2.3%
	United Kingdom	3.1%	0.0%	(1.1)%	2.0%
	U.S. Small/Mid Cap	17.3%	0.0%	(16.6)%	0.7%
	Asia/Pacific ex-Japan	1.2%	3.7%	(4.3)%	0.6%
	Developed - Middle East/Africa	0.1%	0.0%	0.0%	0.1%
Cash	Cash & Cash Equivalent (d)				8.0%
	Other (e)				15.6%
Top ten holdings (c)
USD Interest Rate Swap, Receive 0.247% - JUN 2022	29.5%
USD Interest Rate Swap, Receive 1.582% - NOV 2024	12.3%
Australian Note 10 yr Future - DEC 2020	6.3%
S&P/ASX 200 Index Future - DEC 2020	(4.3)%
Japan Government Bond 10 yr Future - DEC 2020	(5.0)%
USD Interest Rate Swap, Pay 1.702% - NOV 2029	(6.0)%
S&P MidCap 400 Index Future - DEC 2020	(7.9)%
Russell 2000 Index Future - DEC 2020	(8.7)%
Euro-Bund 10 yr Future - DEC 2020	(9.0)%
S&P 500 E-Mini Index - DEC 2020	(21.7)%

Portfolio Composition - continued
(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
(e)	Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.
Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Percentages are based on net assets as of October 31, 2020.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
MFS seeks to achieve a total rate of return for the MFS Global Alternative Strategy Fund (fund) that meets or exceeds the FTSE 1-Month U.S. Treasury Bill Index plus 2% to 4%, net of fund expenses, over a full market cycle. There is no assurance that the fund will meet this target over the long term or for any year or period of years.
MFS seeks to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of US and foreign equity securities and debt instruments and (2) a tactical asset allocation overlay to manage the fund’s exposure to asset classes, markets, and currencies, primarily using derivatives.
For the twelve months ended October 31, 2020, Class A shares of the fund provided a total return of 2.68%, at net asset value. This compares with a return of 3.25% for the fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Treasury Bond Index.
Market Environment
Markets experienced an extraordinarily sharp selloff and, in many cases, an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for a longer period. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

Management Review - continued
As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have, in many cases, halted share repurchases and cut dividends, while some firms have been forced to recapitalize.
Factors Affecting Performance
During the reporting period, the derivatives overlay, used to tactically manage the currency allocation of the fund, detracted from performance. Notably, the fund's short exposures to the New Zealand dollar and Japanese yen, and a long exposure to the Norwegian krone, held back the fund’s performance and outweighed the positive impact from the fund’s long exposure to the Swedish krone.
Conversely, the fund's allocation to equity securities was a primary driver of positive absolute performance and outweighed the negative impacts from the fund’s country selection, notably among developed markets, from its short exposure to large cap US equities and long exposure to the Italian equity market.
The fund’s allocation to fixed income securities was also a strong driver of positive absolute performance. Additionally, the fund’s yield curve(y) positioning in the US, specifically its exposures to the 2- and 5-year segments of the yield curve, also lifted returns as the curve steepened over the reporting period with rates at the short end of the curve falling more than rates as the long end. To a lesser extent, country selection, notably the US and Australia, also supported performance.
Respectfully,
Portfolio Manager(s)
Benjamin Nastou and Natalie Shapiro
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 10/31/20
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 10/31/20
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	12/20/07	2.68%	2.58%	3.58%
B	12/20/07	1.92%	1.81%	2.81%
C	12/20/07	1.91%	1.81%	2.81%
I	12/20/07	2.91%	2.82%	3.85%
R1	12/20/07	1.97%	1.81%	2.81%
R2	12/20/07	2.43%	2.32%	3.32%
R3	12/20/07	2.70%	2.55%	3.57%
R4	12/20/07	2.98%	2.83%	3.80%
R6	12/20/07	2.97%	2.89%	3.90%
Comparative benchmark(s)

Bloomberg Barclays 1-3 Year U.S. Treasury Bond Index (f)	3.25%	1.83%	1.26%
FTSE 1-Month U.S. Treasury Bill Index (f)	0.71%	1.09%	0.56%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(3.23)%	1.37%	2.97%
B With CDSC (Declining over six years from 4% to 0%) (v)	(2.08)%	1.43%	2.81%
C With CDSC (1% for 12 months) (v)	0.91%	1.81%	2.81%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Bloomberg Barclays U.S. Treasury (1-3 Year) Index(a) - measures the performance of public obligations of the U.S. Treasury with a remaining maturity from 1 up to (but not including) 3 years.
FTSE 1-Month U.S. Treasury Bill Index(b) - a market capitalization-weighted index that is designed to measure the performance of public obligations of the U.S. Treasury with maturities of one month.
It is not possible to invest directly in an index.
(a)	BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc

Performance Summary  - continued
(collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(b)	©2018 FTSE Fixed Income LLC. All rights reserved.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance information for periods prior to July 13, 2018 reflects periods when a subadvisor was responsible for managing the fund’s tactical asset allocation overlay under a different investment process.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
May 1, 2020 through October 31, 2020
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2020 through October 31, 2020.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/20	Ending Account Value 10/31/20	Expenses Paid During Period (p) 5/01/20-10/31/20
A	Actual	1.34%	$1,000.00	$1,041.71	$6.88
	Hypothetical (h)	1.34%	$1,000.00	$1,018.40	$6.80
B	Actual	2.09%	$1,000.00	$1,038.72	$10.71
	Hypothetical (h)	2.09%	$1,000.00	$1,014.63	$10.58
C	Actual	2.09%	$1,000.00	$1,038.57	$10.71
	Hypothetical (h)	2.09%	$1,000.00	$1,014.63	$10.58
I	Actual	1.09%	$1,000.00	$1,043.32	$5.60
	Hypothetical (h)	1.09%	$1,000.00	$1,019.66	$5.53
R1	Actual	2.09%	$1,000.00	$1,038.16	$10.71
	Hypothetical (h)	2.09%	$1,000.00	$1,014.63	$10.58
R2	Actual	1.59%	$1,000.00	$1,041.23	$8.16
	Hypothetical (h)	1.59%	$1,000.00	$1,017.14	$8.06
R3	Actual	1.34%	$1,000.00	$1,042.65	$6.88
	Hypothetical (h)	1.34%	$1,000.00	$1,018.40	$6.80
R4	Actual	1.09%	$1,000.00	$1,043.19	$5.60
	Hypothetical (h)	1.09%	$1,000.00	$1,019.66	$5.53
R6	Actual	1.00%	$1,000.00	$1,044.09	$5.14
	Hypothetical (h)	1.00%	$1,000.00	$1,020.11	$5.08
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
Expense ratios include 0.04% of interest expense on uncovered collateral or margin obligations with the broker (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

Portfolio of Investments
10/31/20
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 72.5%
Aerospace – 1.1%
CACI International, Inc., “A” (a)	743	$ 154,938
Honeywell International, Inc.	2,643	435,963
KBR, Inc.	6,284	140,070
Kratos Defense & Security Solutions, Inc. (a)	3,304	62,413
L3Harris Technologies, Inc.	637	102,627
Leidos Holdings, Inc.	3,405	282,615
Lockheed Martin Corp.	294	102,938
Northrop Grumman Corp.	1,468	425,456
PAE, Inc. (a)	8,662	68,603
Rolls-Royce Holdings PLC (a)(l)	33,915	31,336
Singapore Technologies Engineering Ltd.	30,700	78,690
		$1,885,649
Airlines – 0.1%
Aena S.A. (a)	258	$ 34,735
Alaska Air Group, Inc.	631	23,909
Delta Air Lines, Inc.	568	17,404
Ryanair Holdings PLC, ADR (a)	414	33,368
		$109,416
Alcoholic Beverages – 1.0%
China Resources Beer Holdings Co. Ltd.	40,000	$ 248,401
Compania Cervecerias Unidas S.A., ADR	3,531	37,993
Constellation Brands, Inc., “A”	133	21,976
Diageo PLC	10,666	345,307
Heineken N.V.	2,746	243,697
Pernod Ricard S.A.	4,922	793,365
		$1,690,739
Apparel Manufacturers – 1.0%
Adidas AG (a)	334	$ 99,193
Burberry Group PLC	1,279	22,468
Coats Group PLC (a)	62,822	46,227
Compagnie Financiere Richemont S.A.	2,508	157,271
LVMH Moet Hennessy Louis Vuitton SE	1,898	889,287
NIKE, Inc., “B”	1,956	234,877
PVH Corp.	1,397	81,431
Skechers USA, Inc., “A” (a)	4,900	155,379
		$1,686,133

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Automotive – 0.6%
Copart, Inc. (a)	1,968	$ 217,188
Koito Manufacturing Co. Ltd.	1,400	67,729
Lear Corp.	412	49,774
LKQ Corp. (a)	4,674	149,521
Methode Electronics, Inc.	1,645	50,617
NGK Spark Plug Co. Ltd	3,500	61,539
Stanley Electric Co. Ltd.	3,000	85,472
Stoneridge, Inc. (a)	1,024	23,378
Tesla, Inc. (a)	191	74,116
USS Co. Ltd.	9,300	170,904
Visteon Corp. (a)	856	76,740
		$1,026,978
Biotechnology – 1.0%
Abcam PLC	897	$ 17,117
Abcam PLC (a)	600	11,400
Adaptive Biotechnologies Corp. (a)	965	44,467
AlloVir, Inc. (a)	978	25,849
Amicus Therapeutics, Inc. (a)	2,749	49,015
Biogen, Inc. (a)	1,698	428,015
BioXcel Therapeutics, Inc. (a)	469	21,429
bluebird bio, Inc. (a)	623	32,215
BridgeBio Pharma, Inc. (a)	671	25,753
Illumina, Inc. (a)	525	153,667
Incyte Corp. (a)	2,757	238,866
Morphosys AG, ADR (a)	1,046	26,286
Neurocrine Biosciences, Inc. (a)	228	22,497
Prelude Therapeutics, Inc. (a)	669	23,569
Regeneron Pharmaceuticals, Inc. (a)	219	119,040
Seagen, Inc. (a)	597	99,580
Twist Bioscience Corp. (a)	419	32,112
Vertex Pharmaceuticals, Inc. (a)	1,665	346,919
		$1,717,796
Broadcasting – 0.3%
Netflix, Inc. (a)(f)	986	$ 469,080
Brokerage & Asset Managers – 1.2%
Apollo Global Management, Inc.	1,353	$ 49,872
ASX Ltd.	1,669	93,756
BlackRock, Inc. (f)	589	352,935
Cboe Global Markets, Inc.	529	43,002
Charles Schwab Corp.	1,594	65,529
Computershare Ltd.	9,915	85,077

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Brokerage & Asset Managers – continued
Daiwa Securities Group, Inc.	21,300	$ 86,171
Euronext N.V.	1,412	147,264
Focus Financial Partners, “A” (a)	1,628	59,438
Hamilton Lane, Inc., “A”	679	47,326
Hong Kong Exchanges & Clearing Ltd.	1,700	81,539
NASDAQ, Inc. (f)	5,790	700,532
Omni Bridgeway Ltd.	29,810	72,289
Raymond James Financial, Inc.	640	48,922
Schroders PLC	2,645	89,571
StepStone Group, Inc. (a)	631	16,223
TMX Group Ltd.	449	43,629
WisdomTree Investments, Inc.	9,503	34,591
		$2,117,666
Business Services – 4.0%
Accenture PLC, “A”	5,734	$ 1,243,762
Amdocs Ltd.	1,053	59,368
BrightView Holdings, Inc. (a)	2,167	26,502
Cancom SE	1,170	46,194
Clarivate PLC (a)	13,139	364,607
Compass Group PLC	14,309	195,569
CoStar Group, Inc. (a)	400	329,444
Doshisha Co. Ltd.	4,700	86,706
Equifax, Inc.	2,410	329,206
EVO Payments, Inc., “A” (a)	1,310	27,602
ExlService Holdings, Inc. (a)	1,018	77,103
Fidelity National Information Services, Inc.	510	63,541
Fiserv, Inc. (a)(f)	4,860	463,984
Global Payments, Inc.	2,288	360,909
IHS Markit Ltd.	3,687	298,168
Intertek Group PLC	2,214	159,818
Keywords Studios PLC (a)	956	26,207
MSCI, Inc.	1,255	439,049
Nomura Research Institute Ltd.	8,900	261,914
Nuvei Corp. (a)	1,847	68,635
PayPal Holdings, Inc. (a)(f)	5,767	1,073,412
Proofpoint, Inc. (a)	523	50,072
SGS S.A.	78	194,883
Sodexo	902	57,883
Stamps.com, Inc. (a)	309	68,981
TriNet Group, Inc. (a)	884	60,925
Verisk Analytics, Inc., “A”	2,224	395,805

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Business Services – continued
WNS (Holdings) Ltd., ADR (a)	1,946	$ 112,168
		$6,942,417
Cable TV – 1.0%
Charter Communications, Inc., “A” (a)	1,724	$ 1,040,986
Comcast Corp., “A” (f)	13,164	556,047
Liberty Broadband Corp. (a)	396	56,117
		$1,653,150
Chemicals – 0.7%
3M Co.	1,007	$ 161,080
Celanese Corp.	477	54,144
Eastman Chemical Co.	2,544	205,657
Element Solutions, Inc. (a)	6,026	70,625
FMC Corp.	973	99,966
Givaudan S.A.	149	607,082
Ingevity Corp. (a)	1,123	61,630
PPG Industries, Inc.	284	36,841
		$1,297,025
Computer Software – 6.8%
8x8, Inc. (a)	6,821	$ 117,867
ACI Worldwide, Inc. (a)	1,072	31,270
Adobe Systems, Inc. (a)(s)	2,224	994,351
ANSYS, Inc. (a)	1,528	465,077
Asana, Inc. (a)	1,237	27,350
Atlassian Corp. PLC, “A” (a)	115	22,036
Autodesk, Inc. (a)	504	118,712
Avalara, Inc. (a)	299	44,566
Berkeley Lights, Inc. (a)	235	17,054
Black Knight, Inc. (a)	1,481	130,254
Cadence Design Systems, Inc. (a)(f)	11,297	1,235,553
Citrix Systems, Inc.	1,998	226,314
Computer Modelling Group Ltd.	30,968	109,944
Corsair Gaming, Inc. (a)	1,856	44,618
Coupa Software, Inc. (a)	339	90,750
CrowdStrike Holdings, Inc. (a)	1,310	162,230
Dassault Systemes S.A.	3,124	533,203
DocuSign, Inc. (a)	360	72,810
Everbridge, Inc. (a)	783	81,972
McAfee Corp. (a)	1,449	24,285
Microsoft Corp. (f)	18,298	3,704,796
OBIC Co. Ltd.	1,700	301,879
Okta, Inc. (a)	347	72,811

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – continued
Open Lending Corp., “A” (a)	2,088	$ 54,205
Oracle Corp. (f)	17,434	978,222
Pagerduty, Inc. (a)	2,539	68,807
Paylocity Holding Corp. (a)	230	42,670
Ping Identity Holding Corp. (a)	2,512	69,557
salesforce.com, inc. (a)	2,037	473,134
SAP SE	5,011	533,941
Synopsys, Inc. (a)	1,564	334,477
Twilio, Inc., “A” (a)	195	54,399
VeriSign, Inc. (a)(f)	1,240	236,468
VERTEX, Inc. (a)	2,748	66,612
Zendesk, Inc. (a)	403	44,709
Zoom Video Communications, Inc. (a)	359	165,467
Zscaler, Inc. (a)	395	53,621
		$11,805,991
Computer Software - Systems – 2.9%
Accolade, Inc. (a)	571	$ 19,996
Alten S.A. (a)	855	68,360
Amadeus IT Group S.A.	12,058	575,637
Apple, Inc. (f)	20,175	2,196,251
Box, Inc., “A” (a)	4,599	71,285
Constellation Software, Inc.	78	81,881
EMIS Group PLC	5,669	73,148
EPAM Systems, Inc. (a)	332	102,571
Five9, Inc. (a)	325	49,309
Fujitsu Ltd.	400	46,513
Hitachi Ltd.	15,800	532,815
NICE Systems Ltd., ADR (a)	584	133,304
Q2 Holdings, Inc. (a)	949	86,587
Rapid7, Inc. (a)	1,840	113,951
RealPage, Inc. (a)	744	41,433
ServiceNow, Inc. (a)	698	347,304
Temenos AG	489	52,497
TransUnion	1,538	122,517
Venture Corp. Ltd.	6,400	90,472
Verint Systems, Inc. (a)	2,074	100,630
Zebra Technologies Corp., “A” (a)	241	68,357
		$4,974,818

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Conglomerates – 0.2%
Ansell Ltd.	5,422	$ 153,592
DCC PLC	1,422	92,552
Melrose Industries PLC (a)	15,527	24,068
		$270,212
Construction – 1.6%
Armstrong World Industries, Inc.	567	$ 33,963
Ashtead Group PLC	2,994	108,604
AZEK Co. LLC (a)	2,165	72,398
D.R. Horton, Inc.	279	18,640
Forterra PLC (a)	11,834	27,688
Fortune Brands Home & Security, Inc.	572	46,258
Geberit AG	219	124,672
GMS, Inc. (a)	1,438	32,499
Lennar Corp.	1,527	107,241
Masco Corp.	1,864	99,910
Mid-America Apartment Communities, Inc., REIT	517	60,298
Otis Worldwide Corp.	434	26,596
Pool Corp.	312	109,147
Pulte Homes, Inc.	4,151	169,195
Reliance Worldwide Corp.	26,047	75,683
Sherwin-Williams Co. (f)	942	648,077
Stanley Black & Decker, Inc.	548	91,078
Summit Materials, Inc., “A” (a)	3,366	59,545
Techtronic Industries Co. Ltd.	8,500	114,333
Toll Brothers, Inc. (f)	7,619	322,131
Toto Ltd.	1,100	50,169
Trex Co., Inc. (a)	595	41,376
Vulcan Materials Co.	1,669	241,738
Whirlpool Corp.	196	36,252
		$2,717,491
Consumer Products – 2.5%
Colgate-Palmolive Co. (f)	7,751	$ 611,476
Energizer Holdings, Inc.	2,027	79,762
Estee Lauder Cos., Inc., “A”	773	169,797
Kao Corp.	5,400	383,926
Kimberly-Clark Corp.	274	36,330
Kobayashi Pharmaceutical Co. Ltd.	12,200	1,186,663
L’Oréal S.A.	2,683	867,745
Newell Brands, Inc.	4,380	77,351
Prestige Brands Holdings, Inc. (a)	1,178	38,909
Procter & Gamble Co.	688	94,325
Reckitt Benckiser Group PLC	7,422	653,834

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – continued
Reynolds Consumer Products, Inc.	1,211	$ 34,199
Scotts Miracle-Gro Co.	608	91,230
		$4,325,547
Consumer Services – 0.4%
51job, Inc., ADR (a)	473	$ 33,157
Asante, Inc.	5,200	74,004
Boyd Group Services, Inc.	252	36,148
Bright Horizons Family Solutions, Inc. (a)	1,450	229,172
Carsales.com Ltd.	1,143	16,759
Grand Canyon Education, Inc. (a)	1,176	92,163
MakeMyTrip Ltd. (a)	4,276	80,261
Meitec Corp.	2,100	104,423
Persol Holdings Co. Ltd.	1,500	22,777
Planet Fitness, Inc. (a)	336	19,915
Regis Corp. (a)	3,067	16,991
Seek Ltd.	1,070	16,178
		$741,948
Containers – 0.6%
Berry Global Group, Inc. (a)	2,357	$ 109,907
Brambles Ltd.	9,438	63,855
Gerresheimer AG	1,838	184,736
Graphic Packaging Holding Co.	30,705	408,069
Owens Corning	1,648	107,895
Pactiv Evergreen, Inc. (a)	2,968	37,130
SIG Combibloc Group AG	4,020	82,640
Silgan Holdings, Inc.	861	29,661
WestRock Co.	1,367	51,331
		$1,075,224
Electrical Equipment – 1.9%
AMETEK, Inc.	1,408	$ 138,266
Generac Holdings, Inc. (a)	362	76,074
Halma PLC	32,042	982,966
HD Supply Holdings, Inc. (a)	3,546	141,344
Legrand S.A.	1,256	92,859
Littlefuse, Inc.	392	77,592
Rockwell Automation, Inc.	1,221	289,523
Schneider Electric SE	8,131	986,750
Sensata Technologies Holding PLC (a)	2,787	121,820
Spectris PLC	5,516	176,934
TE Connectivity Ltd.	637	61,713
TriMas Corp. (a)	2,217	53,940

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electrical Equipment – continued
WESCO International, Inc. (a)	1,157	$ 47,715
		$3,247,496
Electronics – 3.3%
Advanced Energy Industries, Inc. (a)	1,044	$ 70,439
Analog Devices, Inc.	3,485	413,077
Applied Materials, Inc.	509	30,148
ASM International N.V.	826	118,134
ASM Pacific Technology Ltd.	5,800	58,355
Broadcom, Inc.	326	113,979
Corning, Inc.	1,294	41,369
Entegris, Inc.	1,537	114,922
Intel Corp. (f)	24,380	1,079,546
Kyocera Corp.	1,200	66,107
Marvell Technology Group Ltd.	1,593	59,753
Monolithic Power Systems, Inc.	797	254,721
nLIGHT, Inc. (a)	1,251	26,571
NVIDIA Corp.	1,789	896,933
NXP Semiconductors N.V.	1,443	194,978
Plexus Corp. (a)	909	63,212
Samsung Electronics Co. Ltd.	1,351	67,748
Silicon Laboratories, Inc. (a)	372	38,115
Silicon Motion Technology Corp., ADR	2,145	80,952
Taiwan Semiconductor Manufacturing Co. Ltd.	6,654	100,496
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	15,006	1,258,553
Texas Instruments, Inc. (f)	4,116	595,133
		$5,743,241
Energy - Independent – 0.3%
Cabot Oil & Gas Corp.	2,039	$ 36,274
ConocoPhillips	913	26,130
Diamondback Energy, Inc.	938	24,350
Hess Corp.	793	29,515
Magnolia Oil & Gas Corp., “A” (a)	6,349	27,555
Oil Search Ltd.	15,073	27,419
Parsley Energy, Inc., “A”	4,426	44,304
Pioneer Natural Resources Co.	702	55,851
TORC Oil & Gas Ltd.	15,354	15,904
Valero Energy Corp.	5,477	211,467
WPX Energy, Inc. (a)	11,178	51,531
		$550,300

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Integrated – 0.2%
Cairn Energy PLC (a)	17,737	$ 31,940
Eni S.p.A.	4,419	30,936
Exxon Mobil Corp.	3,768	122,912
Galp Energia SGPS S.A.	6,520	52,805
Idemitsu Kosan Co. Ltd.	1,900	38,429
		$277,022
Engineering - Construction – 0.3%
APi Group, Inc. (a)	2,039	$ 29,341
Construction Partners, Inc., “A” (a)	1,837	37,438
IMI PLC	9,260	124,042
Quanta Services, Inc.	5,152	321,640
		$512,461
Entertainment – 0.1%
IMAX Corp. (a)	2,379	$ 27,430
Manchester United PLC, “A”	3,888	53,110
Six Flags Entertainment Corp.	2,075	44,861
		$125,401
Food & Beverages – 2.4%
Archer Daniels Midland Co.	1,416	$ 65,476
Britvic PLC	7,847	75,024
Chocoladefabriken Lindt & Sprungli AG	19	150,641
Coca-Cola European Partners PLC	1,051	37,531
Danone S.A.	11,418	630,324
Hostess Brands, Inc. (a)	5,405	68,319
Ingredion, Inc.	490	34,736
J.M. Smucker Co.	430	48,246
Kellogg Co.	703	44,212
Laird Superfood, Inc. (a)	307	14,122
Mondelez International, Inc.	3,868	205,468
Mowi A.S.A.	3,582	56,525
Nestle S.A.	15,139	1,702,198
Nestle S.A., ADR	3,251	364,990
Nomad Foods Ltd. (a)	1,233	29,900
PepsiCo, Inc.	459	61,180
S Foods, Inc.	2,300	76,543
Sanderson Farms, Inc.	665	85,100
Tyson Foods, Inc., “A”	8,239	471,518
		$4,222,053

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Drug Stores – 0.5%
Albertsons Cos., Inc., “A”	3,185	$ 46,788
Grocery Outlet Holding Corp. (a)	1,919	84,474
JM Holdings Co. Ltd.	4,200	95,619
Kroger Co.	5,700	183,597
Sugi Holdings Co. Ltd.	500	33,185
Sundrug Co. Ltd.	2,500	92,821
Wal-Mart Stores, Inc.	1,854	257,243
		$793,727
Forest & Paper Products – 0.1%
Suzano Papel e Celulose S.A., ADR (a)	11,491	$ 99,512
Gaming & Lodging – 0.4%
Dalata Hotel Group PLC (a)	10,379	$ 29,253
Flutter Entertainment PLC (a)	3,681	637,103
Penn National Gaming, Inc. (a)	516	27,854
Wyndham Hotels & Resorts, Inc.	1,666	77,485
		$771,695
General Merchandise – 0.2%
B&M European Value Retail S.A.	14,886	$ 93,493
Dollar General Corp.	276	57,604
Dollar Tree, Inc. (a)	352	31,792
Dollarama, Inc.	4,314	148,560
Ollie's Bargain Outlet Holdings, Inc. (a)	480	41,803
		$373,252
Health Maintenance Organizations – 0.5%
Cigna Corp. (f)	3,765	$ 628,642
Humana, Inc.	521	208,025
		$836,667
Insurance – 2.5%
AIA Group Ltd.	80,800	$ 761,360
Allstate Corp.	1,900	168,625
AON PLC (s)	2,910	535,469
Arthur J. Gallagher & Co.	1,986	205,968
Assurant, Inc.	524	65,170
Athene Holding Ltd. (a)	1,135	36,411
Beazley PLC	40,310	153,532
Chubb Ltd.	2,956	384,014
Cincinnati Financial Corp.	737	52,135
CNO Financial Group, Inc.	3,315	58,841
Equitable Holdings, Inc.	14,160	304,298

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – continued
Everest Re Group Ltd.	897	$ 176,781
GoHealth, Inc. (a)	2,552	26,439
Hanover Insurance Group, Inc.	801	76,624
Hartford Financial Services Group, Inc.	1,598	61,555
Hiscox Ltd. (a)	5,680	60,663
Marsh & McLennan Cos., Inc.	2,908	300,862
MetLife, Inc. (f)	12,938	489,703
Prudential Financial, Inc.	1,402	89,756
Reinsurance Group of America, Inc.	759	76,674
Selective Insurance Group, Inc.	757	39,409
SelectQuote, Inc. (a)	1,685	29,016
Third Point Reinsurance Ltd. (a)	5,499	42,782
Willis Towers Watson PLC	360	65,693
Zurich Insurance Group AG	250	82,883
		$4,344,663
Internet – 3.1%
Alphabet, Inc., “A” (a)	718	$ 1,160,367
Alphabet, Inc., “C” (a)	815	1,321,123
Facebook, Inc., “A” (a)(f)	5,132	1,350,281
IAC/InterActiveCorp (a)	771	93,075
Match Group, Inc. (a)	1,077	125,772
Naver Corp.	1,942	500,617
NetEase.com, Inc., ADR	1,012	87,831
Rightmove PLC (a)	16,439	131,614
Scout24 AG	682	54,925
Tencent Holdings Ltd.	6,300	483,251
		$5,308,856
Leisure & Toys – 1.3%
Activision Blizzard, Inc.	6,083	$ 460,666
Brunswick Corp.	1,389	88,493
Electronic Arts, Inc. (a)	7,615	912,505
Funko, Inc., “A” (a)	2,062	13,073
Malibu Boats, Inc., “A” (a)	897	45,594
Mattel, Inc. (a)	2,343	32,263
Nintendo Co. Ltd.	100	54,606
Polaris, Inc.	2,617	237,781
Prosus N.V.	542	54,148
Take-Two Interactive Software, Inc. (a)	1,811	280,560
Thule Group AB (a)	1,011	32,994
Yamaha Corp.	600	28,421
		$2,241,104

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Machinery & Tools – 3.2%
AGCO Corp. (f)	9,018	$ 694,657
Azbil Corp.	1,500	60,789
Cummins, Inc.	1,413	310,705
Daikin Industries Ltd.	900	168,499
Eaton Corp. PLC (s)	4,765	494,559
Enerpac Tool Group Corp.	1,577	28,118
GEA Group AG	9,210	306,454
IDEX Corp.	580	98,826
Illinois Tool Works, Inc.	2,606	510,463
Ingersoll Rand, Inc. (a)	2,012	70,299
ITT, Inc.	1,098	66,440
Kennametal, Inc.	1,289	39,959
Kubota Corp.	6,100	106,264
Nordson Corp.	831	160,740
Regal Beloit Corp.	6,534	644,579
Ritchie Bros. Auctioneers, Inc.	626	37,954
Ritchie Bros. Auctioneers, Inc.	10,592	642,055
Roper Technologies, Inc.	924	343,118
Schindler Holding AG	361	92,322
SMC Corp.	100	52,820
Spirax-Sarco Engineering PLC	4,358	636,845
Trane Technologies PLC	158	20,975
		$5,587,440
Major Banks – 1.3%
Bank of America Corp. (f)	19,933	$ 472,412
Bank of New York Mellon Corp.	7,111	244,334
BNP Paribas (a)	3,036	105,564
Comerica, Inc.	768	34,952
Goldman Sachs Group, Inc.	281	53,120
JPMorgan Chase & Co. (f)	7,065	692,653
KeyCorp	3,449	44,768
Mitsubishi UFJ Financial Group, Inc.	18,500	72,925
Morgan Stanley	5,764	277,537
PNC Financial Services Group, Inc.	157	17,565
State Street Corp.	651	38,344
TCF Financial Corp.	2,706	73,630
UBS Group AG	9,617	111,645
		$2,239,449
Medical & Health Technology & Services – 1.4%
AmerisourceBergen Corp.	421	$ 40,446
Change Healthcare, Inc. (a)	2,462	34,837
Charles River Laboratories International, Inc. (a)	859	195,594

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – continued
CVS Health Corp. (f)	7,394	$ 414,729
Eargo, Inc. (a)	393	13,617
Guardant Health, Inc. (a)	267	28,478
HCA Healthcare, Inc.	2,313	286,673
Health Catalyst, Inc. (a)	781	26,929
HMS Holdings Corp. (a)	1,171	31,172
Hogy Medical Co. Ltd.	2,500	73,308
ICON PLC (a)	1,293	233,128
Laboratory Corp. of America Holdings (a)	454	90,696
McKesson Corp.	2,955	435,833
PRA Health Sciences, Inc. (a)	2,183	212,712
Premier, Inc., “A”	3,143	102,870
Quest Diagnostics, Inc.	461	56,307
Schrodinger, Inc. (a)	223	10,878
Universal Health Services, Inc.	1,702	186,454
		$2,474,661
Medical Equipment – 3.1%
Acutus Medical, Inc. (a)	748	$ 17,107
Agilent Technologies, Inc.	1,112	113,524
Becton, Dickinson and Co.	206	47,613
Bio-Techne Corp.	876	221,111
Boston Scientific Corp. (a)	6,181	211,823
Danaher Corp.	1,761	404,220
Dentsply Sirona, Inc.	938	44,264
DexCom, Inc. (a)	518	165,542
EssilorLuxottica (a)	3,515	434,756
Inspire Medical Systems, Inc. (a)	168	20,064
iRhythm Technologies, Inc. (a)	172	36,369
Koninklijke Philips N.V. (a)	2,373	110,203
Masimo Corp. (a)	699	156,450
Medtronic PLC	6,178	621,322
Merit Medical Systems, Inc. (a)	1,020	51,051
Mettler-Toledo International, Inc. (a)(f)	512	510,930
Nevro Corp. (a)	221	32,975
Nihon Kohden Corp.	2,500	78,084
OptiNose, Inc. (a)	2,884	9,229
OrthoPediatrics Corp. (a)	896	39,962
Outset Medical, Inc. (a)	395	18,356
PerkinElmer, Inc.	2,217	287,212
QIAGEN N.V. (a)	5,071	240,785
Quidel Corp. (a)	119	31,927
Silk Road Medical, Inc. (a)	505	30,603

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – continued
STERIS PLC	1,386	$ 245,585
Terumo Corp.	2,300	84,754
Thermo Fisher Scientific, Inc. (f)	2,056	972,735
West Pharmaceutical Services, Inc.	382	103,931
Zimmer Biomet Holdings, Inc.	572	75,561
		$5,418,048
Natural Gas - Distribution – 0.4%
Atmos Energy Corp.	330	$ 30,251
China Resources Gas Group Ltd.	10,000	43,341
Italgas S.p.A.	17,880	103,328
New Jersey Resources Corp.	2,141	62,474
NiSource, Inc.	1,442	33,123
Sempra Energy	2,565	321,549
South Jersey Industries, Inc.	3,234	62,319
		$656,385
Natural Gas - Pipeline – 0.2%
APA Group	4,906	$ 36,331
Enterprise Products Partners LP	1,322	21,906
Equitrans Midstream Corp.	1,309	9,503
Plains GP Holdings LP	12,919	82,553
Targa Resources Corp.	954	15,312
TC Energy Corp.	804	31,646
Williams Cos., Inc.	7,223	138,609
		$335,860
Network & Telecom – 0.8%
CoreSite Realty Corp., REIT	1,536	$ 183,337
Digital Realty Trust, Inc., REIT	1,239	178,788
Equinix, Inc., REIT	46	33,637
Motorola Solutions, Inc.	377	59,589
QTS Realty Trust, Inc., REIT, “A”	11,063	680,485
Qualcomm, Inc.	1,949	240,429
VTech Holdings Ltd.	9,200	61,056
		$1,437,321
Oil Services – 0.1%
ChampionX Corp. (a)	2,523	$ 22,026
Frank's International N.V. (a)	11,740	20,545
Halliburton Co.	1,491	17,981
NOW, Inc. (a)	1,114	4,534
Schlumberger Ltd.	5,538	82,738
		$147,824

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – 2.9%
AIB Group PLC (a)	21,344	$ 23,976
Air Lease Corp.	965	26,287
Bank of Hawaii Corp.	870	52,757
Bank OZK	803	19,898
Brookline Bancorp, Inc.	4,527	43,369
Cathay General Bancorp, Inc.	2,869	67,508
CF Finance Acquisition Corp. (PIPE) (a)(u)(w)(z)	3,605	35,365
Chiba Bank Ltd.	18,400	95,058
Citigroup, Inc. (f)	24,218	1,003,110
Credicorp Ltd.	1,265	145,070
Cullen/Frost Bankers, Inc.	576	40,476
Discover Financial Services	745	48,432
East West Bancorp, Inc.	1,897	69,203
Element Fleet Management Corp.	9,172	86,398
Encore Capital Group, Inc. (a)	1,783	56,931
First Hawaiian, Inc.	3,373	58,218
Grupo Financiero Banorte S.A. de C.V. (a)	39,782	177,234
Hanmi Financial Corp.	2,876	25,855
HDFC Bank Ltd. (a)	5,655	90,484
HDFC Bank Ltd., ADR (a)	6,941	398,691
Julius Baer Group Ltd.	1,888	84,295
KBC Group N.V.	1,221	60,195
Lakeland Financial Corp.	1,155	59,055
M&T Bank Corp.	314	32,524
Macquarie Group Ltd.	637	56,972
Metropolitan Bank & Trust Co.	63,917	53,814
Northern Trust Corp.	1,056	82,653
Prosperity Bancshares, Inc.	2,259	124,494
Sandy Spring Bancorp, Inc.	874	22,156
Signature Bank	969	78,237
SLM Corp.	10,181	93,563
SVB Financial Group (a)	188	54,652
Synchrony Financial	6,666	166,783
Textainer Group Holdings Ltd. (a)	3,790	54,803
Truist Financial Corp.	2,835	119,410
U.S. Bancorp	8,374	326,167
UMB Financial Corp.	1,452	88,383
Umpqua Holdings Corp.	8,481	106,521
Visa, Inc., “A” (f)	4,191	761,547
Wintrust Financial Corp.	1,806	88,909
		$5,079,453

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – 3.2%
Annexon, Inc. (a)	1,472	$ 30,632
Bayer AG	6,143	288,754
Collegium Pharmaceutical, Inc. (a)	922	16,439
Elanco Animal Health, Inc. (a)	1,437	44,561
Eli Lilly & Co. (f)	4,494	586,287
GW Pharmaceuticals PLC, ADR (a)	418	37,624
Harmony Biosciences Holdings (a)	638	24,818
Johnson & Johnson (f)	13,932	1,910,217
Kyowa Kirin Co. Ltd.	4,000	99,521
Merck & Co., Inc. (f)	6,396	481,043
Mylan N.V. (a)	1,748	25,416
Novartis AG	2,632	205,204
Novo Nordisk A.S., “B”	3,325	213,561
Orchard RX Ltd., ADR (a)	815	3,293
Roche Holding AG	3,229	1,037,950
Santen Pharmaceutical Co. Ltd.	15,100	268,610
SpringWorks Therapeutics, Inc. (a)	783	45,406
Turning Point Therapeutics, Inc. (a)	291	26,827
Zoetis, Inc.	1,595	252,887
		$5,599,050
Pollution Control – 0.1%
GFL Environmental, Inc.	2,427	$ 46,453
Republic Services, Inc.	491	43,291
U.S. Ecology, Inc.	1,356	41,385
		$131,129
Precious Metals & Minerals – 0.2%
Agnico-Eagle Mines Ltd.	3,823	$ 302,643
Agnico-Eagle Mines Ltd.	1,483	117,587
		$420,230
Printing & Publishing – 0.1%
Wolters Kluwer N.V.	3,261	$ 264,260
Railroad & Shipping – 0.7%
Canadian National Railway Co.	5,079	$ 505,107
Canadian Pacific Railway Ltd.	145	43,374
CSX Corp.	4,779	377,254
Kansas City Southern Co.	497	87,542
Sankyu, Inc.	1,600	57,256
StealthGas, Inc. (a)	2,877	6,243
Union Pacific Corp.	1,208	214,045
		$1,290,821

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – 1.5%
Annaly Mortgage Management, Inc., REIT	2,371	$ 16,810
Ascendas Real Estate Investment Trust, REIT	39,100	82,596
Big Yellow Group PLC, REIT	3,179	45,302
Brixmor Property Group, Inc., REIT	6,249	68,489
Broadstone Net Lease, Inc.	2,407	39,716
Concentradora Fibra Danhos S.A. de C.V., REIT	51,831	46,916
Corporate Office Properties Trust, REIT	1,254	28,127
Deutsche Wohnen SE	5,643	284,770
Douglas Emmett, Inc.	885	20,886
Empire State Realty Trust, REIT, “A”	5,262	28,310
ESR Cayman Ltd. (a)	11,400	34,453
Grand City Properties S.A.	4,918	111,634
Hibernia PLC, REIT	49,842	60,138
Host Hotels & Resorts, Inc., REIT	3,125	32,750
Industrial Logistics Properties Trust, REIT	5,765	110,573
LEG Immobilien AG	900	121,610
Lexington Realty Trust, REIT	3,964	39,363
Life Storage, Inc., REIT	1,150	131,273
Medical Properties Trust, Inc., REIT	2,705	48,203
Office Properties Income Trust, REIT	1,967	36,212
Public Storage, Inc., REIT	154	35,277
Spirit Realty Capital, Inc., REIT	4,604	138,350
STAG Industrial, Inc., REIT	3,399	105,777
STORE Capital Corp., REIT	1,170	30,069
Sun Communities, Inc., REIT	469	64,549
TAG Immobilien AG	21,345	628,944
Two Harbors Investment Corp., REIT	11,104	56,186
Urban Edge Properties, REIT	3,550	33,370
VICI Properties, Inc., REIT	2,664	61,139
W.P. Carey, Inc., REIT	2,290	143,377
		$2,685,169
Restaurants – 0.5%
Aramark	1,239	$ 34,370
Chipotle Mexican Grill, Inc., “A” (a)	58	69,686
Domino's Pizza, Inc.	1,519	574,668
Performance Food Group Co. (a)	402	13,511
Starbucks Corp.	760	66,089
Texas Roadhouse, Inc.	259	18,138
Wendy's Co.	1,052	22,986
Yum China Holdings, Inc.	1,068	56,850
		$856,298

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Chemicals – 1.7%
Air Products & Chemicals, Inc.	96	$ 26,519
Akzo Nobel N.V.	1,039	100,073
Avient Corp.	1,722	53,503
Axalta Coating Systems Ltd. (a)	6,810	170,999
Compass Minerals International, Inc.	946	57,119
Corteva, Inc.	1,708	56,330
Croda International PLC	2,368	185,108
DuPont de Nemours, Inc.	1,597	90,837
Ferro Corp. (a)	8,865	114,004
Kansai Paint Co. Ltd.	5,500	142,338
Linde PLC	4,156	910,942
Nitto Denko Corp.	1,100	77,197
Sika AG	2,535	623,970
Symrise AG	848	104,540
Tikkurila Oyj	5,409	86,556
Univar Solutions, Inc. (a)	5,349	88,740
		$2,888,775
Specialty Stores – 3.1%
Amazon.com, Inc. (a)(f)	950	$ 2,884,343
AutoZone, Inc. (a)	32	36,127
Best Buy Co., Inc.	1,120	124,936
BJ's Wholesale Club Holdings, Inc. (a)	577	22,093
Burlington Stores, Inc. (a)	518	100,274
Costco Wholesale Corp.	1,062	379,793
Home Depot, Inc.	1,145	305,383
Just Eat Takeaway.com (a)	698	77,477
Leslie's, Inc. (a)	2,512	55,189
Lowe's Cos., Inc.	1,320	208,692
Lululemon Athletica, Inc. (a)	292	93,233
O'Reilly Automotive, Inc. (a)	249	108,713
Ross Stores, Inc.	407	34,664
Ryohin Keikaku Co. Ltd.	3,600	75,454
Target Corp. (f)	3,727	567,324
Tractor Supply Co.	995	132,544
Urban Outfitters, Inc. (a)	4,107	91,750
Vroom, Inc. (a)	552	22,687
Zumiez, Inc. (a)	1,925	53,900
		$5,374,576
Telecommunications - Wireless – 0.8%
Advanced Info Service Public Co. Ltd.	6,800	$ 37,636
American Tower Corp., REIT	919	211,048
KDDI Corp.	3,700	99,088

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Telecommunications - Wireless – continued
SBA Communications Corp., REIT	2,891	$ 839,460
SoftBank Group Corp.	1,900	124,863
T-Mobile USA, Inc. (a)	323	35,391
		$1,347,486
Telephone Services – 0.2%
Hellenic Telecommunications Organization S.A.	3,074	$ 40,885
Infrastrutture Wireless Italiane S.p.A.	10,522	113,721
Tele2 AB, “B”	3,267	38,752
Verizon Communications, Inc.	3,550	202,315
		$395,673
Tobacco – 0.7%
Altria Group, Inc.	6,755	$ 243,720
British American Tobacco PLC	2,993	94,920
Japan Tobacco, Inc.	3,200	60,515
Philip Morris International, Inc. (f)	8,068	572,989
Swedish Match AB	2,116	159,466
		$1,131,610
Trucking – 0.1%
CryoPort, Inc. (a)	924	$ 37,089
Hamakyorex Co. Ltd.	2,100	59,567
Knight-Swift Transportation Holdings, Inc.	1,728	65,647
Schneider National, Inc.	4,036	89,034
		$251,337
Utilities - Electric Power – 2.1%
AES Corp.	11,682	$ 227,799
ALLETE, Inc.	468	24,139
Ameren Corp.	577	46,806
American Electric Power Co., Inc.	443	39,839
Array Technologies, Inc. (a)	1,370	50,484
Black Hills Corp.	1,330	75,358
CenterPoint Energy, Inc.	1,797	37,971
CenterPoint Energy, Inc. (a)(z)	1,266	26,751
CLP Holdings Ltd.	5,500	50,584
CMS Energy Corp.	1,695	107,344
Dominion Energy, Inc.	3,892	312,683
Duke Energy Corp. (f)	5,956	548,607
E.ON SE	3,766	39,264
Edison International	783	43,879
Eversource Energy	906	79,067
Exelon Corp. (f)	9,127	364,076

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
FirstEnergy Corp.	3,599	$ 106,962
Iberdrola S.A.	8,547	100,787
NextEra Energy, Inc.	620	45,390
NRG Energy, Inc.	13,569	429,052
Orsted A.S.	347	55,074
PG&E Corp. (a)	6,944	66,385
Pinnacle West Capital Corp.	926	75,534
Portland General Electric Co.	1,888	74,198
Public Service Enterprise Group, Inc.	1,376	80,014
Southern Co.	8,764	503,492
Vistra Corp.	6,518	113,218
		$3,724,757
Total Common Stocks (Identified Cost, $100,489,376)		$ 125,692,342
Bonds – 19.4%
Aerospace – 0.6%
Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025 (n)	$83,000	$ 91,328
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027	160,000	174,204
L3Harris Technologies, Inc., 3.85%, 6/15/2023	238,000	257,000
Lockheed Martin Corp., 2.9%, 3/01/2025	333,000	362,309
Lockheed Martin Corp., 3.55%, 1/15/2026	125,000	141,315
Lockheed Martin Corp., 2.8%, 6/15/2050	32,000	33,070
		$1,059,226
Automotive – 0.5%
Aptiv PLC, 5.4%, 3/15/2049	$150,000	$ 173,716
Hyundai Capital America, 6.375%, 4/08/2030 (n)	371,000	474,072
Lear Corp., 3.8%, 9/15/2027	221,000	236,908
		$884,696
Broadcasting – 0.6%
Discovery Communications LLC, 3.625%, 5/15/2030	$150,000	$ 165,962
Discovery Communications LLC, 4%, 9/15/2055 (n)	119,000	120,947
Prosus N.V., 3.68%, 1/21/2030 (n)	200,000	217,646
Walt Disney Co., 3.35%, 3/24/2025	160,000	177,067
Walt Disney Co., 3.5%, 5/13/2040	160,000	178,875
Walt Disney Co., 3.8%, 5/13/2060	150,000	172,372
		$1,032,869
Brokerage & Asset Managers – 0.7%
Charles Schwab Corp., 3.2%, 1/25/2028	$284,000	$ 316,996
E*TRADE Financial Corp., 2.95%, 8/24/2022	173,000	180,128
E*TRADE Financial Corp., 3.8%, 8/24/2027	131,000	148,320

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Brokerage & Asset Managers – continued
Intercontinental Exchange, Inc., 3.75%, 12/01/2025	$277,000	$ 314,251
Intercontinental Exchange, Inc., 1.85%, 9/15/2032	66,000	65,421
Raymond James Financial, 4.65%, 4/01/2030	167,000	202,169
		$1,227,285
Building – 0.3%
Masco Corp., 4.375%, 4/01/2026	$302,000	$ 351,696
Vulcan Materials Co., 3.5%, 6/01/2030	137,000	153,732
		$505,428
Business Services – 0.4%
Fiserv, Inc., 4.4%, 7/01/2049	$75,000	$ 92,880
NXP Semiconductors N.V., 3.4%, 5/01/2030 (n)	224,000	246,016
Verisk Analytics, Inc., 4.125%, 3/15/2029	323,000	381,378
		$720,274
Cable TV – 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	$335,000	$ 452,630
Comcast Corp., 3.75%, 4/01/2040	100,000	116,397
Cox Communications, Inc., 4.6%, 8/15/2047 (n)	250,000	303,247
		$872,274
Computer Software – 0.5%
Dell International LLC/EMC Corp., 4.9%, 10/01/2026 (n)	$413,000	$ 470,305
Microsoft Corp., 2.525%, 6/01/2050	350,000	356,706
		$827,011
Computer Software - Systems – 0.1%
Apple, Inc., 2.65%, 5/11/2050	$200,000	$ 201,743
Conglomerates – 0.1%
Roper Technologies, Inc., 2%, 6/30/2030	$159,000	$ 161,623
Consumer Products – 0.3%
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	$300,000	$ 322,853
Whirlpool Corp., 4.75%, 2/26/2029	228,000	275,455
		$598,308
Consumer Services – 0.3%
Mastercard, Inc., 3.85%, 3/26/2050	$182,000	$ 226,555
Visa, Inc., 2.05%, 4/15/2030	100,000	105,424
Visa, Inc., 2.7%, 4/15/2040	200,000	213,899
		$545,878

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Electrical Equipment – 0.2%
Arrow Electronics, Inc., 3.875%, 1/12/2028	$260,000	$ 289,163
Electronics – 0.4%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.5%, 1/15/2028	$306,000	$ 329,228
Broadcom, Inc., 5%, 4/15/2030	175,000	205,851
NXP B.V./NXP Funding LLC, 4.625%, 6/01/2023 (n)	200,000	219,284
		$754,363
Emerging Market Sovereign – 0.4%
Oriental Republic of Uruguay, 4.375%, 1/23/2031	$200,000	$ 241,502
Republic of Colombia, 4.125%, 5/15/2051	200,000	209,300
State of Qatar, 3.75%, 4/16/2030 (n)	200,000	232,198
		$683,000
Energy - Independent – 0.1%
Hess Corp., 5.8%, 4/01/2047	$150,000	$ 167,258
Energy - Integrated – 0.4%
BP Capital Markets America, Inc., 3.41%, 2/11/2026	$340,000	$ 376,052
Eni S.p.A., 4.75%, 9/12/2028 (n)	200,000	233,193
		$609,245
Financial Institutions – 0.1%
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)	$94,000	$ 91,170
Food & Beverages – 0.9%
Anheuser-Busch InBev Worldwide, Inc., 3.5%, 6/01/2030	$307,000	$ 347,571
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049	150,000	202,281
Bacardi Ltd., 5.15%, 5/15/2038 (n)	114,000	137,285
Constellation Brands, Inc., 3.5%, 5/09/2027	300,000	334,919
Constellation Brands, Inc., 3.15%, 8/01/2029	168,000	184,008
Constellation Brands, Inc., 4.1%, 2/15/2048	269,000	313,018
		$1,519,082
Forest & Paper Products – 0.1%
Celulosa Arauco y Constitucion, 4.2%, 1/29/2030 (n)	$200,000	$ 213,000
Gaming & Lodging – 0.1%
Marriott International, Inc., 4.625%, 6/15/2030	$50,000	$ 53,353
Marriott International, Inc., 3.5%, 10/15/2032	128,000	126,329
		$179,682
Industrial – 0.1%
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050	$234,000	$ 227,334

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Insurance – 0.1%
Aflac, Inc., 3.6%, 4/01/2030	$164,000	$ 190,203
Insurance - Health – 0.2%
UnitedHealth Group, Inc., 4.625%, 7/15/2035	$306,000	$ 401,500
Insurance - Property & Casualty – 0.9%
Fairfax Financial Holdings Ltd., 4.625%, 4/29/2030	$121,000	$ 129,439
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049	145,000	161,832
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024	350,000	381,692
Marsh & McLennan Cos., Inc., 2.25%, 11/15/2030	350,000	363,643
Progressive Corp., 4.125%, 4/15/2047	157,000	201,377
Willis North America, Inc., 3.875%, 9/15/2049	200,000	232,716
		$1,470,699
International Market Sovereign – 0.1%
Government of Bermuda, 2.375%, 8/20/2030 (n)	$200,000	$ 205,250
Machinery & Tools – 0.2%
CNH Industrial Capital LLC, 3.85%, 11/15/2027	$332,000	$ 360,381
Major Banks – 2.1%
Bank of America Corp., 3.366% to 1/23/2025, FLR (LIBOR - 3mo. + 0.81%) to 1/23/2026	$700,000	$ 763,669
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028	355,000	394,377
Bank of America Corp., 2.496% to 2/13/2030, FLR (LIBOR - 3mo. + 0.99%) to 2/13/2031	159,000	164,565
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR + 1.929%) to 6/04/2026	400,000	408,499
HSBC Holdings PLC, 2.357%, 8/18/2031	450,000	446,875
JPMorgan Chase & Co., 3.782% to 2/01/2027, FLR (LIBOR - 3mo. + 1.337%) to 2/01/2028	550,000	625,052
JPMorgan Chase & Co., 3.109% to 4/22/2040, FLR (SOFR + 2.46%) to 4/22/2041	100,000	107,069
Morgan Stanley, 3.125%, 7/27/2026	364,000	401,627
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR + 3.12%) to 4/01/2031	306,000	350,252
		$3,661,985
Medical & Health Technology & Services – 0.8%
Alcon Finance Corp., 2.75%, 9/23/2026 (n)	$200,000	$ 216,686
Becton, Dickinson and Co., 2.823%, 5/20/2030	350,000	374,069
HCA, Inc., 5.125%, 6/15/2039	176,000	214,237
Laboratory Corp. of America Holdings, 3.6%, 2/01/2025	225,000	248,771
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	205,000	260,532

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Medical & Health Technology & Services – continued
Memorial Sloan-Kettering Cancer Center, 2.955%, 1/01/2050	$99,000	$ 101,444
		$1,415,739
Medical Equipment – 0.1%
Boston Scientific Corp., 3.75%, 3/01/2026	$84,000	$ 95,250
Danaher Corp., 2.6%, 10/01/2050	135,000	134,248
		$229,498
Metals & Mining – 0.1%
Anglo American Capital PLC, 4.5%, 3/15/2028 (n)	$200,000	$ 226,317
Midstream – 0.8%
Energy Transfer Partners LP, 5.15%, 3/15/2045	$150,000	$ 139,458
Galaxy Pipeline Assets Bidco Ltd., 1.75%, 9/30/2027 (n)	220,000	218,625
MPLX LP, 4.5%, 4/15/2038	182,000	184,354
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029	175,000	167,808
Plains All American Pipeline LP/PAA Finance Corp., 4.3%, 1/31/2043	150,000	124,663
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	336,000	364,785
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030 (n)	102,000	114,110
		$1,313,803
Municipals – 0.3%
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 3.384%, 12/01/2040	$160,000	$ 177,320
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, 4.081%, 6/15/2039	180,000	169,934
State of Florida, “A”, 2.154%, 7/01/2030	132,000	132,205
		$479,459
Natural Gas - Distribution – 0.2%
CenterPoint Energy Resources Corp., 1.75%, 10/01/2030	$292,000	$ 293,218
NiSource, Inc., 5.65%, 2/01/2045	85,000	118,890
		$412,108
Natural Gas - Pipeline – 0.3%
APT Pipelines Ltd., 5%, 3/23/2035 (n)	$472,000	$ 582,627
Oil Services – 0.1%
Halliburton Co., 5%, 11/15/2045	$100,000	$ 99,089
Pollution Control – 0.1%
Republic Services, Inc., 1.45%, 2/15/2031	$175,000	$ 170,677

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Real Estate - Apartment – 0.1%
Camden Property Trust, 2.8%, 5/15/2030	$44,000	$ 47,502
Mid-America Apartment Communities, 1.7%, 2/15/2031	141,000	136,690
		$184,192
Real Estate - Office – 0.2%
Alexandria Real Estate Equities, Inc., REIT, 1.875%, 2/01/2033	$107,000	$ 104,089
Boston Properties, Inc., REIT, 3.125%, 9/01/2023	251,000	265,435
		$369,524
Real Estate - Other – 0.2%
Lexington Realty Trust Co., 2.7%, 9/15/2030	$119,000	$ 120,143
W.P. Carey, Inc., 2.4%, 2/01/2031	181,000	178,692
		$298,835
Real Estate - Retail – 0.5%
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030	$173,000	$ 186,979
Realty Income Corp., REIT, 3.25%, 1/15/2031	155,000	169,547
Regency Centers Corp., 3.7%, 6/15/2030	225,000	245,748
VEREIT Operating Partnership LP, REIT, 3.4%, 1/15/2028	54,000	56,665
VEREIT Operating Partnership LP, REIT, 3.1%, 12/15/2029	169,000	171,437
		$830,376
Retailers – 0.3%
Best Buy Co., Inc., 1.95%, 10/01/2030	$187,000	$ 183,507
Home Depot, Inc., 3.9%, 6/15/2047	245,000	297,037
		$480,544
Telecommunications - Wireless – 1.4%
American Tower Corp., REIT, 3.5%, 1/31/2023	$325,000	$ 344,983
American Tower Corp., REIT, 5%, 2/15/2024	200,000	226,091
American Tower Corp., REIT, 4%, 6/01/2025	264,000	296,340
Crown Castle International Corp., 4.45%, 2/15/2026	617,000	707,249
Crown Castle International Corp., 3.7%, 6/15/2026	369,000	411,249
Rogers Communications, Inc., 3.7%, 11/15/2049	188,000	207,705
T-Mobile USA, Inc., 3.5%, 4/15/2025 (n)	240,000	262,947
		$2,456,564
Transportation - Services – 0.2%
Adani Ports & Special Economic Zone Ltd., 3.375%, 7/24/2024 (n)	$200,000	$ 203,054
ERAC USA Finance LLC, 3.8%, 11/01/2025 (n)	197,000	219,092
		$422,146

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Treasury Obligations – 0.9%
U.S. Treasury Bonds, 3.5%, 2/15/2039	$438,000	$ 599,324
U.S. Treasury Bonds, 3%, 2/15/2048 (f)	186,000	244,852
U.S. Treasury Notes, 1.375%, 1/31/2022 (f)	611,100	620,457
		$1,464,633
Utilities - Electric Power – 1.5%
Alabama Power Co., 3.45%, 10/01/2049	$177,000	$ 200,535
American Electric Power Co., Inc., 2.3%, 3/01/2030	105,000	107,870
Duke Energy Indiana LLC, 2.75%, 4/01/2050	76,000	76,004
Enel Finance International N.V., 4.875%, 6/14/2029 (n)	250,000	303,886
FirstEnergy Corp., 2.65%, 3/01/2030	220,000	214,322
Georgia Power Co., 3.7%, 1/30/2050	121,000	134,999
Jersey Central Power & Light Co., 4.3%, 1/15/2026 (n)	182,000	206,284
MidAmerican Energy Co., 3.95%, 8/01/2047	200,000	243,420
PPL Capital Funding, Inc., 5%, 3/15/2044	135,000	169,497
Southern California Edison Co.'s First & Refunding Mortgage Bonds, 3.65%, 2/01/2050	68,000	70,998
Virginia Electric & Power Co., 2.875%, 7/15/2029	444,000	490,109
WEC Energy Group, Inc., 1.8%, 10/15/2030	292,000	288,945
		$2,506,869
Total Bonds (Identified Cost, $31,257,004)		$ 33,602,930
Preferred Stocks – 0.2%
Consumer Products – 0.1%
Henkel AG & Co. KGaA	1,351	$ 131,414
Specialty Chemicals – 0.1%
Fuchs Petrolub SE	2,821	$ 145,152
Total Preferred Stocks (Identified Cost, $262,147)		$ 276,566

	Strike Price	First Exercise
Rights – 0.0%
Aerospace – 0.0%
Rolls-Royce Holdings PLC (1 share for 1 right, Expiration 11/20/20) (a) (Identified Cost, $253,120)	GBP 0.32	10/28/20	113,048	$ 57,117

Investment Companies (h) – 6.4%
Money Market Funds – 6.4%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $11,067,592)	11,067,592	$ 11,067,592

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Securities Sold Short – (0.0)%
Medical & Health Technology & Services – (0.0)%
Healthcare Services Group, Inc.	(256)	$ (5,857)
Telecommunications - Wireless – (0.0)%
Crown Castle International Corp., REIT	(73)	$ (11,403)
Total Securities Sold Short (Proceeds Received, $14,247)		$ (17,260)
Other Assets, Less Liabilities – 1.5%		2,560,987
Net Assets – 100.0%		$173,240,274

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $11,067,592 and $159,628,955, respectively.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $6,131,422, representing 3.5% of net assets.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
CenterPoint Energy, Inc.	5/07/20	$20,357	$26,751
CF Finance Acquisition Corp. (PIPE)	7/31/20	36,050	35,365
Total Restricted Securities			$62,116
% of Net assets			0.0%

Portfolio of Investments – continued
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand
Derivative Contracts at 10/31/20
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
CAD	9,327,368	USD	6,959,995	JPMorgan Chase Bank N.A.	11/06/2020	$41,046
GBP	1,883,230	USD	2,441,382	Goldman Sachs International	2/04/2021	1
JPY	283,219,716	USD	2,670,000	JPMorgan Chase Bank N.A.	11/06/2020	35,294
SGD	132,071	USD	96,000	JPMorgan Chase Bank N.A.	11/06/2020	688
ZAR	1,479,695	USD	89,000	Goldman Sachs International	11/06/2020	1,894
USD	840,096	AUD	1,189,042	JPMorgan Chase Bank N.A.	2/04/2021	3,915
USD	9,568,593	AUD	13,441,214	JPMorgan Chase Bank N.A.	11/06/2020	120,590
USD	170,096	BRL	909,113	Goldman Sachs International	11/06/2020	11,683
USD	841,563	CAD	1,119,073	JPMorgan Chase Bank N.A.	2/04/2021	1,251

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
USD	7,183,000	CAD	9,534,092	JPMorgan Chase Bank N.A.	11/06/2020	$26,793
USD	6,481,648	CHF	5,915,833	JPMorgan Chase Bank N.A.	2/04/2021	10,532
USD	646,000	CHF	587,815	JPMorgan Chase Bank N.A.	11/06/2020	4,888
USD	675,709	DKK	4,297,065	JPMorgan Chase Bank N.A.	2/04/2021	1,817
USD	679,525	DKK	4,297,064	JPMorgan Chase Bank N.A.	11/06/2020	7,225
USD	1,138,797	EUR	972,312	Goldman Sachs International	2/04/2021	3,800
USD	3,685,008	EUR	3,122,070	Goldman Sachs International	11/06/2020	48,649
USD	10,468,209	EUR	8,935,502	JPMorgan Chase Bank N.A.	2/04/2021	37,636
USD	11,146,229	EUR	9,465,699	JPMorgan Chase Bank N.A.	11/06/2020	121,273
USD	298,000	GBP	223,764	Goldman Sachs International	11/06/2020	8,108
USD	2,872,808	GBP	2,212,441	JPMorgan Chase Bank N.A.	2/04/2021	4,643
USD	902,000	GBP	677,639	JPMorgan Chase Bank N.A.	11/06/2020	24,102
USD	1,567,644	HKD	12,150,997	Goldman Sachs International	11/06/2020	287
USD	193,067	HKD	1,496,573	JPMorgan Chase Bank N.A.	11/06/2020	24
USD	129,178	ILS	439,381	JPMorgan Chase Bank N.A.	11/06/2020	403
USD	1,922,458	JPY	200,758,467	Goldman Sachs International	2/04/2021	2,229
USD	10,994,935	JPY	1,148,224,196	JPMorgan Chase Bank N.A.	2/04/2021	12,315
USD	8,146,430	NOK	75,869,293	Goldman Sachs International	11/06/2020	199,213
USD	4,341,264	NZD	6,527,137	Goldman Sachs International	2/04/2021	25,299
USD	100,619	RUB	7,501,212	JPMorgan Chase Bank N.A.	11/06/2020	6,226
USD	7,376,173	SEK	65,239,412	Goldman Sachs International	11/06/2020	44,333
USD	366,159	SGD	499,371	JPMorgan Chase Bank N.A.	2/04/2021	542
USD	501,288	TWD	14,020,525	JPMorgan Chase Bank N.A.	2/04/2021	10,924
						$817,623
Liability Derivatives
AUD	13,441,215	USD	9,698,713	JPMorgan Chase Bank N.A.	11/06/2020	$(250,711)
CAD	1,119,073	USD	841,218	JPMorgan Chase Bank N.A.	11/06/2020	(1,252)
CHF	10,204,135	USD	11,153,194	JPMorgan Chase Bank N.A.	11/06/2020	(23,862)
DKK	4,297,064	USD	674,142	JPMorgan Chase Bank N.A.	11/06/2020	(1,842)
EUR	3,122,070	USD	3,668,318	Goldman Sachs International	11/06/2020	(31,959)
EUR	9,465,698	USD	11,070,477	JPMorgan Chase Bank N.A.	11/06/2020	(45,521)
GBP	2,106,994	USD	2,750,773	Goldman Sachs International	11/06/2020	(21,107)
GBP	2,872,148	USD	3,732,519	JPMorgan Chase Bank N.A.	11/06/2020	(11,578)
JPY	200,758,467	USD	1,919,894	Goldman Sachs International	11/06/2020	(2,264)
JPY	1,148,224,196	USD	10,980,383	JPMorgan Chase Bank N.A.	11/06/2020	(12,631)
NOK	55,018,342	USD	5,793,904	Goldman Sachs International	2/04/2021	(32,179)
NOK	75,869,294	USD	8,312,889	Goldman Sachs International	11/06/2020	(365,673)
NZD	7,788,645	USD	5,181,206	Goldman Sachs International	11/06/2020	(31,353)
SEK	54,801,597	USD	6,187,755	Goldman Sachs International	2/04/2021	(21,549)
SEK	65,239,412	USD	7,454,640	Goldman Sachs International	11/06/2020	(122,800)
SGD	499,371	USD	366,136	JPMorgan Chase Bank N.A.	11/06/2020	(551)
TWD	14,020,525	USD	491,328	JPMorgan Chase Bank N.A.	11/06/2020	(1,155)
USD	682,000	CAD	912,349	JPMorgan Chase Bank N.A.	11/06/2020	(2,801)
USD	10,486,706	CHF	9,616,320	JPMorgan Chase Bank N.A.	11/06/2020	(1,515)
USD	2,439,767	GBP	1,883,230	Goldman Sachs International	11/06/2020	(6)

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
USD	2,841,000	GBP	2,194,509	JPMorgan Chase Bank N.A.	11/06/2020	$(2,043)
USD	321,693	INR	24,419,084	JPMorgan Chase Bank N.A.	11/06/2020	(7,730)
USD	1,893,687	JPY	200,758,467	Goldman Sachs International	11/06/2020	(23,943)
USD	13,501,663	JPY	1,431,443,912	JPMorgan Chase Bank N.A.	11/06/2020	(171,383)
USD	436,947	KRW	521,496,480	JPMorgan Chase Bank N.A.	11/06/2020	(22,632)
USD	98,085	MXN	2,241,897	Goldman Sachs International	11/06/2020	(7,569)
USD	5,145,123	NZD	7,788,646	Goldman Sachs International	11/06/2020	(4,729)
USD	458,854	SGD	631,442	JPMorgan Chase Bank N.A.	11/06/2020	(3,418)
USD	102,634	THB	3,204,240	JPMorgan Chase Bank N.A.	11/06/2020	(148)
USD	482,618	TWD	14,020,525	JPMorgan Chase Bank N.A.	11/06/2020	(7,555)
USD	204,869	ZAR	3,558,490	Goldman Sachs International	11/06/2020	(13,721)
						$(1,247,180)

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
AEX 25 Index	Short	EUR	43	$5,333,515	November – 2020	$387,242
CAC 40 Index	Short	EUR	54	2,886,702	November – 2020	228,156
FTSE 100 Index	Short	GBP	26	1,873,954	December – 2020	143,439
FTSE/JSE Top 40 Index	Short	ZAR	64	1,872,168	December – 2020	184,208
Hang Seng China Enterprises Index	Short	HKD	20	1,262,155	November – 2020	38,996
IBEX 35 Index	Short	EUR	17	1,274,722	November – 2020	93,907
KOSPI 200 Index	Short	KRW	11	734,451	December – 2020	20,164
Mexbol Index	Long	MXN	162	2,814,064	December – 2020	10,438
MSCI Taiwan Index	Short	USD	14	688,868	November – 2020	25,261
NIFTY Index	Short	USD	83	1,931,410	November – 2020	37,097
OMX 30 Index	Short	SEK	147	2,840,584	November – 2020	188,916
S&P 500 E-Mini Index	Short	USD	230	37,544,050	December – 2020	754,637
Topix Index	Short	JPY	13	1,974,270	December – 2020	21,008
						$2,133,469
Interest Rate Futures
Australian Note 10 yr	Long	AUD	104	$10,929,722	December – 2020	$112,522
U.S. Treasury Ultra Note 10 yr	Short	USD	18	2,831,062	December – 2020	23,817
						$136,339
						$2,269,808

Portfolio of Investments – continued
Futures Contracts - continued
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Equity Futures
BIST 30 Index	Long	TRY	668	$974,158	December – 2020	$(65,808)
DAX Index	Long	EUR	5	1,683,502	December – 2020	(234,565)
FTSE MIB Index	Long	EUR	11	1,146,662	December – 2020	(117,013)
Hang Seng Index	Long	HKD	37	5,768,524	November – 2020	(122,800)
IBOV Index	Long	BRL	153	2,507,590	December – 2020	(96,393)
MSCI Singapore Index	Long	SGD	35	706,195	November – 2020	(34,339)
Russell 2000 Index	Short	USD	196	15,060,640	December – 2020	(339,328)
S&P MidCap 400 Index	Short	USD	72	13,648,320	December – 2020	(327,344)
S&P/ASX 200 Index	Short	AUD	71	7,381,309	December – 2020	(13,221)
S&P/TSX 60 Index	Long	CAD	35	4,862,118	December – 2020	(208,922)
						$(1,559,733)
Interest Rate Futures
Canadian Treasury Bond 10 yr	Long	CAD	40	$4,534,714	December – 2020	$(15,071)
Euro-Bund 10 yr	Short	EUR	76	15,591,635	December – 2020	(197,868)
Japan Government Bond 10 yr	Short	JPY	6	8,704,140	December – 2020	(983)
Long Gilt 10 yr	Short	GBP	36	6,327,844	December – 2020	(28,103)
U.S. Treasury Note 10 yr	Long	USD	19	2,626,156	December – 2020	(11,585)
U.S. Treasury Ultra Bond	Long	USD	1	215,000	December – 2020	(7,396)
						$(261,006)
						$(1,820,739)

Portfolio of Investments – continued
Cleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Interest Rate Swaps
6/03/22	USD	51,000,000	centrally cleared	0.247%/Semi-annually	0.251% FLR (3-Month LIBOR)/Quarterly	$47,202	$—	$47,202
11/06/24	USD	20,200,000	centrally cleared	1.582%/Semi-annually	0.249% FLR (3-Month LIBOR)/Quarterly	1,139,609	—	1,139,609
						$1,186,811	$—	$1,186,811
Liability Derivatives
Interest Rate Swaps
11/06/29	USD	10,300,000	centrally cleared	0.249% FLR (3-Month LIBOR)/Quarterly	1.702%/Semi-annually	$(893,331)	$—	$(893,331)
11/06/49	USD	3,997,917	centrally cleared	0.249% FLR (3-Month LIBOR)/Quarterly	1.893%/Semi-annually	(644,690)	—	(644,690)
						$(1,538,021)	$—	$(1,538,021)
Credit Default Swaps
12/20/25	USD	5,600,000	centrally cleared	5.00%/Quarterly	(1)	$(3,382)	$228,372	$224,990
						$(1,541,403)	$228,372	$(1,313,031)
(1) Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the CDX North American High-Yield Index, 5.00%, 12/20/25 a B+ rated credit default swap index. The fund entered into the contract to gain issuer exposure.

Portfolio of Investments – continued
The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody's, Fitch, and Standard & Poor's rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 Rating Agencies above assign a rating, but the security is rated by DBRS Morningstar, than the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index's reference basket of securities.
At October 31, 2020, the fund had cash collateral of $1,779,239 and other liquid securities with an aggregate value of $21,427,638 to cover any collateral or margin obligations for securities sold short and certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 10/31/20
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $15,628 of securities on loan (identified cost, $132,261,647)	$159,628,955
Investments in affiliated issuers, at value (identified cost, $11,067,592)	11,067,592
Cash	7,877
Foreign currency, at value (identified cost, $408)	408
Restricted cash for
Forward foreign currency exchange contracts	580,000
Deposits with brokers for
Futures contracts	1,193,886
Securities sold short	5,353
Receivables for
Net daily variation margin on open cleared swap agreements	23,763
Forward foreign currency exchange contracts	817,623
Net daily variation margin on open futures contracts	731,064
Investments sold	910,940
Fund shares sold	408,641
Interest and dividends	633,543
Receivable from investment adviser	28,314
Total assets	$176,037,959
Liabilities
Payables for
Securities sold short, at value (proceeds received, $14,247)	$17,260
Forward foreign currency exchange contracts	1,247,180
Investments purchased	1,201,132
Fund shares reacquired	102,744
When-issued investments purchased	36,050
Payable to affiliates
Administrative services fee	271
Shareholder servicing costs	43,480
Distribution and service fees	1,687
Payable for independent Trustees' compensation	6
Deferred country tax expense payable	1,431
Accrued expenses and other liabilities	146,444
Total liabilities	$2,797,685
Net assets	$173,240,274

Statement of Assets and Liabilities – continued
Net assets consist of
Paid-in capital	$194,279,685
Total distributable earnings (loss)	(21,039,411)
Net assets	$173,240,274
Shares of beneficial interest outstanding	15,684,811

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$29,453,121	2,679,244	$10.99
Class B	4,035,171	376,041	10.73
Class C	8,396,235	779,681	10.77
Class I	108,871,339	9,827,254	11.08
Class R1	113,295	10,678	10.61
Class R2	498,162	45,885	10.86
Class R3	1,431,787	130,154	11.00
Class R4	57,697	5,193	11.11
Class R6	20,383,467	1,830,681	11.13

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.66 [100 / 94.25 x $10.99]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 10/31/20
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$2,306,939
Interest	1,210,001
Dividends from affiliated issuers	94,688
Other	18,955
Income on securities loaned	4,179
Foreign taxes withheld	(82,172)
Total investment income	$3,552,590
Expenses
Management fee	$1,437,974
Distribution and service fees	232,095
Shareholder servicing costs	172,650
Administrative services fee	34,632
Independent Trustees' compensation	4,332
Custodian fee	133,786
Shareholder communications	23,485
Audit and tax fees	99,053
Legal fees	3,336
Dividend and interest expense on securities sold short	634
Interest expense and fees	44,239
Registration fees	141,584
Miscellaneous	77,038
Total expenses	$2,404,838
Fees paid indirectly	(3,590)
Reduction of expenses by investment adviser and distributor	(258,285)
Net expenses	$2,142,963
Net investment income (loss)	$1,409,627

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $135 country tax)	$(514,908)
Affiliated issuers	2,309
Futures contracts	(5,302,734)
Swap agreements	669,590
Forward foreign currency exchange contracts	(1,242,987)
Foreign currency	(580,074)
Net realized gain (loss)	$(6,968,804)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $2,212 decrease in deferred country tax)	$9,980,911
Affiliated issuers	(1,017)
Futures contracts	309,075
Swap agreements	121,049
Securities sold short	(892)
Forward foreign currency exchange contracts	(706,036)
Translation of assets and liabilities in foreign currencies	(15,868)
Net unrealized gain (loss)	$9,687,222
Net realized and unrealized gain (loss)	$2,718,418
Change in net assets from operations	$4,128,045
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	10/31/20	10/31/19
Change in net assets
From operations
Net investment income (loss)	$1,409,627	$1,992,452
Net realized gain (loss)	(6,968,804)	7,048,982
Net unrealized gain (loss)	9,687,222	4,487,095
Change in net assets from operations	$4,128,045	$13,528,529
Total distributions to shareholders	$(1,880,261)	$(1,715,112)
Change in net assets from fund share transactions	$(12,054,276)	$(28,763,317)
Total change in net assets	$(9,806,492)	$(16,949,900)
Net assets
At beginning of period	183,046,766	199,996,666
At end of period	$173,240,274	$183,046,766
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$10.80	$10.07	$10.26	$10.00	$10.38
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.10	$0.06	$0.04	$0.06
Net realized and unrealized gain (loss)	0.22	0.71	(0.07)	0.46	(0.35)
Total from investment operations	$0.29	$0.81	$(0.01)	$0.50	$(0.29)
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.08)	$(0.18)	$(0.24)	$(0.09)
Net asset value, end of period (x)	$10.99	$10.80	$10.07	$10.26	$10.00
Total return (%) (r)(s)(t)(x)	2.68	8.11	(0.06)	5.18	(2.77)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.46	1.46	1.63	1.47
Expenses after expense reductions (f)	1.32	1.33	1.37	1.51	1.46
Net investment income (loss)	0.65	1.01	0.64	0.39	0.57
Portfolio turnover	57	58	37	37	51
Net assets at end of period (000 omitted)	$29,453	$33,287	$35,972	$50,452	$125,642
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.30	1.29	1.34	1.40	1.39
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$10.54	$9.82	$10.01	$9.76	$10.14
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.03	$(0.01)	$(0.03)	$(0.02)
Net realized and unrealized gain (loss)	0.21	0.69	(0.07)	0.44	(0.33)
Total from investment operations	$0.20	$0.72	$(0.08)	$0.41	$(0.35)
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.00)(w)	$(0.11)	$(0.16)	$(0.03)
Net asset value, end of period (x)	$10.73	$10.54	$9.82	$10.01	$9.76
Total return (%) (r)(s)(t)(x)	1.92	7.33	(0.81)	4.35	(3.50)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.22	2.21	2.21	2.37	2.22
Expenses after expense reductions (f)	2.08	2.08	2.12	2.25	2.21
Net investment income (loss)	(0.09)	0.26	(0.09)	(0.29)	(0.18)
Portfolio turnover	57	58	37	37	51
Net assets at end of period (000 omitted)	$4,035	$4,542	$5,061	$6,354	$8,714
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	2.05	2.04	2.09	2.15	2.14
See Notes to Financial Statements

Financial Highlights – continued
Class C	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$10.57	$9.85	$10.00	$9.74	$10.13
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.03	$(0.01)	$(0.03)	$(0.02)
Net realized and unrealized gain (loss)	0.21	0.69	(0.06)	0.44	(0.34)
Total from investment operations	$0.20	$0.72	$(0.07)	$0.41	$(0.36)
Less distributions declared to shareholders
From net investment income	$(0.00)(w)	$—	$(0.08)	$(0.15)	$(0.03)
Net asset value, end of period (x)	$10.77	$10.57	$9.85	$10.00	$9.74
Total return (%) (r)(s)(t)(x)	1.91	7.31	(0.72)	4.35	(3.53)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.22	2.22	2.22	2.38	2.22
Expenses after expense reductions (f)	2.08	2.08	2.13	2.26	2.21
Net investment income (loss)	(0.08)	0.26	(0.10)	(0.30)	(0.18)
Portfolio turnover	57	58	37	37	51
Net assets at end of period (000 omitted)	$8,396	$10,083	$13,845	$24,540	$43,754
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	2.05	2.04	2.10	2.15	2.14
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$10.89	$10.15	$10.35	$10.10	$10.48
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.13	$0.09	$0.07	$0.08
Net realized and unrealized gain (loss)	0.22	0.72	(0.07)	0.46	(0.34)
Total from investment operations	$0.32	$0.85	$0.02	$0.53	$(0.26)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.11)	$(0.22)	$(0.28)	$(0.12)
Net asset value, end of period (x)	$11.08	$10.89	$10.15	$10.35	$10.10
Total return (%) (r)(s)(t)(x)	2.91	8.49	0.19	5.42	(2.52)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.21	1.21	1.38	1.22
Expenses after expense reductions (f)	1.07	1.08	1.12	1.26	1.21
Net investment income (loss)	0.90	1.25	0.90	0.71	0.82
Portfolio turnover	57	58	37	37	51
Net assets at end of period (000 omitted)	$108,871	$127,572	$137,065	$211,360	$371,340
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.05	1.04	1.10	1.15	1.14
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$10.43	$9.72	$9.93	$9.72	$10.10
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.03	$(0.01)	$(0.03)	$(0.02)
Net realized and unrealized gain (loss)	0.22	0.68	(0.07)	0.44	(0.33)
Total from investment operations	$0.21	$0.71	$(0.08)	$0.41	$(0.35)
Less distributions declared to shareholders
From net investment income	$(0.03)	$—	$(0.13)	$(0.20)	$(0.03)
Net asset value, end of period (x)	$10.61	$10.43	$9.72	$9.93	$9.72
Total return (%) (r)(s)(t)(x)	1.97	7.30	(0.83)	4.38	(3.52)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.22	2.21	2.22	2.37	2.23
Expenses after expense reductions (f)	2.07	2.08	2.13	2.24	2.22
Net investment income (loss)	(0.09)	0.26	(0.08)	(0.26)	(0.21)
Portfolio turnover	57	58	37	37	51
Net assets at end of period (000 omitted)	$113	$210	$195	$363	$328
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	2.05	2.04	2.10	2.15	2.15
See Notes to Financial Statements

Financial Highlights – continued
Class R2	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$10.67	$9.91	$10.11	$9.89	$10.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.08	$0.04	$0.02	$0.03
Net realized and unrealized gain (loss)	0.22	0.69	(0.06)	0.44	(0.34)
Total from investment operations	$0.26	$0.77	$(0.02)	$0.46	$(0.31)
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.01)	$(0.18)	$(0.24)	$(0.06)
Net asset value, end of period (x)	$10.86	$10.67	$9.91	$10.11	$9.89
Total return (%) (r)(s)(t)(x)	2.43	7.82	(0.22)	4.81	(2.99)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.71	1.71	1.86	1.72
Expenses after expense reductions (f)	1.58	1.58	1.61	1.74	1.72
Net investment income (loss)	0.41	0.75	0.42	0.23	0.31
Portfolio turnover	57	58	37	37	51
Net assets at end of period (000 omitted)	$498	$791	$1,434	$1,560	$1,300
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.55	1.54	1.59	1.65	1.65
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$10.81	$10.09	$10.29	$10.06	$10.39
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.10	$0.07	$0.05	$0.05
Net realized and unrealized gain (loss)	0.22	0.71	(0.07)	0.45	(0.34)
Total from investment operations	$0.29	$0.81	$0.00(w)	$0.50	$(0.29)
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.09)	$(0.20)	$(0.27)	$(0.04)
Net asset value, end of period (x)	$11.00	$10.81	$10.09	$10.29	$10.06
Total return (%) (r)(s)(t)(x)	2.70	8.09	0.00(w)	5.17	(2.83)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.46	1.46	1.61	1.49
Expenses after expense reductions (f)	1.32	1.33	1.37	1.49	1.47
Net investment income (loss)	0.69	1.00	0.65	0.49	0.47
Portfolio turnover	57	58	37	37	51
Net assets at end of period (000 omitted)	$1,432	$1,101	$997	$1,009	$932
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.30	1.29	1.34	1.40	1.40
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$10.91	$10.18	$10.37	$10.13	$10.44
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.13	$0.09	$0.07	$0.09
Net realized and unrealized gain (loss)	0.23	0.71	(0.07)	0.46	(0.35)
Total from investment operations	$0.32	$0.84	$0.02	$0.53	$(0.26)
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.11)	$(0.21)	$(0.29)	$(0.05)
Net asset value, end of period (x)	$11.11	$10.91	$10.18	$10.37	$10.13
Total return (%) (r)(s)(t)(x)	2.98	8.36	0.24	5.40	(2.50)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.22	1.22	1.39	1.22
Expenses after expense reductions (f)	1.08	1.08	1.13	1.26	1.21
Net investment income (loss)	0.81	1.27	0.91	0.71	0.85
Portfolio turnover	57	58	37	37	51
Net assets at end of period (000 omitted)	$58	$51	$90	$128	$192
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.05	1.04	1.10	1.15	1.14
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$10.94	$10.20	$10.41	$10.16	$10.54
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.14	$0.10	$0.09	$0.09
Net realized and unrealized gain (loss)	0.21	0.72	(0.08)	0.45	(0.35)
Total from investment operations	$0.32	$0.86	$0.02	$0.54	$(0.26)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.12)	$(0.23)	$(0.29)	$(0.12)
Net asset value, end of period (x)	$11.13	$10.94	$10.20	$10.41	$10.16
Total return (%) (r)(s)(t)(x)	2.97	8.51	0.24	5.57	(2.45)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.14	1.16	1.24	1.12
Expenses after expense reductions (f)	0.99	1.01	1.07	1.12	1.11
Net investment income (loss)	1.04	1.32	0.97	0.84	0.92
Portfolio turnover	57	58	37	37	51
Net assets at end of period (000 omitted)	$20,383	$5,410	$5,337	$6,533	$5,743
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.96	0.97	1.04	1.03	1.04

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Global Alternative Strategy Fund (the fund) is a diversified series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. Derivatives can involve leverage. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. Adoption had no impact on the fund’s cost of investments, net assets or any prior period information presented in the financial

Notes to Financial Statements  - continued
statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with

Notes to Financial Statements  - continued
such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of October 31, 2020 in valuing the fund's assets or liabilities:

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$87,365,600	$26,751	$35,365	$87,427,716
Japan	204,212	5,662,033	—	5,866,245
Switzerland	5,675,143	—	—	5,675,143
France	5,607,360	—	—	5,607,360
United Kingdom	5,300,479	—	—	5,300,479
Germany	3,348,596	—	—	3,348,596
Canada	2,317,918	—	—	2,317,918
Taiwan	1,440,001	—	—	1,440,001
Netherlands	1,162,970	—	—	1,162,970
Other Countries	5,343,755	2,535,842	—	7,879,597
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	1,464,633	—	1,464,633
Non - U.S. Sovereign Debt	—	888,250	—	888,250
Municipal Bonds	—	479,459	—	479,459
U.S. Corporate Bonds	—	25,236,195	—	25,236,195
Foreign Bonds	—	5,534,393	—	5,534,393
Mutual Funds	11,067,592	—	—	11,067,592
Total	$128,833,626	$41,827,556	$35,365	$170,696,547
Securities Sold Short	$(17,260)	$—	$—	$(17,260)
Other Financial Instruments
Futures Contracts – Assets	$2,164,379	$105,429	$—	$2,269,808
Futures Contracts – Liabilities	(1,650,379)	(170,360)	—	(1,820,739)
Forward Foreign Currency Exchange Contracts – Assets	—	817,623	—	817,623
Forward Foreign Currency Exchange Contracts – Liabilities	—	(1,247,180)	—	(1,247,180)
Swap Agreements – Assets	—	1,186,811	—	1,186,811
Swap Agreements – Liabilities	—	(1,313,031)	—	(1,313,031)
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 10/31/19	$—
Purchases	35,365
Balance as of 10/31/20	$35,365
At October 31, 2020, the fund held one level 3 security.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for

Notes to Financial Statements  - continued
foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives in an attempt to reduce volatility compared to the overall equity markets and to generate positive returns by adjusting the fund’s exposure to markets, asset classes, and currencies resulting from the fund’s individual security selections. Derivatives are used to increase the fund’s exposure to markets, asset classes, or currencies to which the fund’s individual security selections have resulted in no or little exposure. Alternatively, the fund uses derivatives to decrease its exposure to markets or currencies to which the fund’s individual security selections have resulted in exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2020 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$136,339	$(261,006)
Interest Rate	Interest Rate Swaps	1,186,811	(1,538,021)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	817,623	(1,247,180)
Equity	Equity Futures	2,133,469	(1,559,733)
Credit	Credit Default Swaps	224,990	—
Total		$4,499,232	$(4,605,940)
(a)	Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the fund's Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is separately reported within the fund's Statement of Assets and Liabilities.

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2020 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts
Interest Rate	$ (347,763)	$552,349	$ —
Foreign Exchange	—	—	(1,242,987)
Credit	—	117,241	—
Equity	(4,954,971)	—	—
Total	$(5,302,734)	$669,590	$(1,242,987)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2020 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts
Interest Rate	$(622,628)	$124,431	$ —
Foreign Exchange	—	—	(706,036)
Equity	931,703	—	—
Credit	—	(3,382)	—
Total	$ 309,075	$121,049	$(706,036)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded

Notes to Financial Statements  - continued
under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Interest expense and fees” in the Statement of Operations.
The following table presents the fund's derivative assets and liabilities (by type) on a gross basis as of October 31, 2020:
Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$731,064	$—
Cleared Swap Agreements (a)	23,763	—
Forward Foreign Currency Exchange Contracts	817,623	(1,247,180)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$1,572,450	$(1,247,180)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	754,827	—
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$817,623	$(1,247,180)
(a)	The amount presented here represents the fund's current day net variation margin for futures contracts and for cleared swap agreements. This amount, which is recognized within the fund's Statement of Assets and Liabilities, differs from the fair value of the futures contracts and cleared swap agreements which is presented in the tables that follow the fund's Portfolio of Investments.

Notes to Financial Statements  - continued
The following table presents (by counterparty) the fund's derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at October 31, 2020:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Goldman Sachs International	$345,496	$(345,496)	$—	$—	$—
JPMorgan Chase Bank N.A.	472,127	(472,127)	—	—	—
Total	$817,623	$(817,623)	$—	$—	$—
The following table presents (by counterparty) the fund's derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at October 31, 2020:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Goldman Sachs International	$(678,852)	$345,496	$—	$270,000	$(63,356)
JPMorgan Chase Bank N.A.	(568,328)	472,127	—	96,201	—
Total	$(1,247,180)	$817,623	$—	$366,201	$(63,356)
(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations

Notes to Financial Statements  - continued
in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Notes to Financial Statements  - continued
Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by

Notes to Financial Statements  - continued
the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.
Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swap agreements in a net liability position as of October 31, 2020 is disclosed in the footnotes to the Portfolio of Investments. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. If a defined credit event had occurred as of October 31, 2020, the swap agreement's credit-risk-related contingent features would have been triggered and, for those swap agreements in a net liability position for which the fund is the protection seller, the fund in order to settle these swap agreements would have been required to either (1) pay the swap agreement’s notional value of $5,600,000 less the value of the agreements’ related deliverable obligations as decided through an ISDA auction or (2) pay the notional value of the swap agreements in return for physical receipt of the deliverable obligations. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.
Short Sales — The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended October 31, 2020, this expense amounted to $634. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least

Notes to Financial Statements  - continued
equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $15,628. The fair value of the fund’s investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of $16,370 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements  - continued
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2020, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 10/31/20	Year ended 10/31/19
Ordinary income (including any short-term capital gains)	$1,880,261	$1,715,112
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 10/31/20
Cost of investments	$145,416,013
Gross appreciation	32,450,550
Gross depreciation	(7,293,984)
Net unrealized appreciation (depreciation)	$ 25,156,566
Undistributed ordinary income	982,773
Capital loss carryforwards	(47,230,145)
Other temporary differences	51,395

Notes to Financial Statements  - continued
As of October 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(45,343,346)
Long-Term	(1,886,799)
Total	$(47,230,145)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C shares to Class A shares, of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020, any Class C shares that have an original purchase date of December 31, 2012 or earlier will convert to Class A shares, of the same fund. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 10/31/20	Year ended 10/31/19
Class A	$299,314	$248,713
Class B	5,194	71
Class C	1,807	—
Class I	1,482,420	1,397,371
Class R1	517	—
Class R2	5,116	1,179
Class R3	10,258	8,830
Class R4	600	915
Class R6	75,035	58,033
Total	$1,880,261	$1,715,112
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.80%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended October 31, 2020, this management fee

Notes to Financial Statements  - continued
reduction amounted to $19,496, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2020 was equivalent to an annual effective rate of 0.79% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
1.30%	2.05%	2.05%	1.05%	2.05%	1.55%	1.30%	1.05%	0.97%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2022. For the year ended October 31, 2020, this reduction amounted to $238,531, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $6,253 for the year ended October 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 79,812
Class B	0.75%	0.25%	1.00%	1.00%	44,433
Class C	0.75%	0.25%	1.00%	1.00%	97,616
Class R1	0.75%	0.25%	1.00%	1.00%	2,045
Class R2	0.25%	0.25%	0.50%	0.50%	3,817
Class R3	—	0.25%	0.25%	0.25%	4,372
Total Distribution and Service Fees					$232,095
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2020 based on each class's average daily net assets.MFD has

Notes to Financial Statements  - continued
voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended October 31, 2020, this rebate amounted to $247, $10, and $1 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2020, were as follows:
Amount
Class A	$—
Class B	3,548
Class C	903
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2020, the fee was $12,946, which equated to 0.0072% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $159,704.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2020 was equivalent to an annual effective rate of 0.0193% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On May 7, 2020, MFS purchased 4,699 shares of Class R4 for an aggregate amount of $50,000. On May 7, 2020, MFS redeemed 4,739 shares of Class R3 for an aggregate amount of $50,000.

Notes to Financial Statements  - continued
At October 31, 2020, MFS held 100% of the outstanding shares of Class R4.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $10,028 and $78,104, respectively. The sales transactions resulted in net realized gains (losses) of $10,660.
(4) Portfolio Securities
For the year ended October 31, 2020, purchases and sales of investments, other than short sales and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$2,021,020	$1,027,429
Non-U.S. Government securities	93,171,334	114,834,232
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 10/31/20		Year ended 10/31/19
	Shares	Amount	Shares	Amount
Shares sold
Class A	480,649	$5,241,025	679,833	$6,993,071
Class B	39,632	388,822	18,232	182,559
Class C	194,075	1,995,206	76,648	787,519
Class I	3,719,821	40,828,052	4,625,793	48,764,497
Class R1	71	750	45	451
Class R2	8,010	85,330	1,914	19,638
Class R3	163,944	1,804,167	19,725	204,916
Class R4	5,348	56,729	921	9,655
Class R6	2,180,806	24,343,215	136,450	1,429,579
	6,792,356	$74,743,296	5,559,561	$58,391,885

Notes to Financial Statements  - continued
	Year ended 10/31/20		Year ended 10/31/19
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	23,804	$260,420	22,165	$217,875
Class B	395	4,247	6	59
Class C	158	1,702	—	—
Class I	112,270	1,234,975	127,664	1,262,597
Class R1	49	517	—	—
Class R2	472	5,116	121	1,179
Class R3	938	10,258	898	8,830
Class R4	54	600	92	915
Class R6	5,024	55,511	4,608	45,760
	143,164	$1,573,346	155,554	$1,537,215
Shares reacquired
Class A	(906,557)	$(9,903,425)	(1,193,031)	$(12,186,072)
Class B	(94,852)	(1,014,804)	(102,731)	(1,043,778)
Class C	(368,605)	(3,930,078)	(528,704)	(5,342,195)
Class I	(5,724,197)	(62,393,489)	(6,534,980)	(67,429,751)
Class R1	(9,550)	(103,267)	(14)	(137)
Class R2	(36,797)	(398,813)	(72,566)	(720,997)
Class R3	(136,572)	(1,446,045)	(17,611)	(178,775)
Class R4	(4,876)	(53,637)	(5,223)	(54,603)
Class R6	(849,873)	(9,127,360)	(169,672)	(1,736,109)
	(8,131,879)	$(88,370,918)	(8,624,532)	$(88,692,417)
Net change
Class A	(402,104)	$(4,401,980)	(491,033)	$(4,975,126)
Class B	(54,825)	(621,735)	(84,493)	(861,160)
Class C	(174,372)	(1,933,170)	(452,056)	(4,554,676)
Class I	(1,892,106)	(20,330,462)	(1,781,523)	(17,402,657)
Class R1	(9,430)	(102,000)	31	314
Class R2	(28,315)	(308,367)	(70,531)	(700,180)
Class R3	28,310	368,380	3,012	34,971
Class R4	526	3,692	(4,210)	(44,033)
Class R6	1,335,957	15,271,366	(28,614)	(260,770)
	(1,196,359)	$(12,054,276)	(2,909,417)	$(28,763,317)
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

Notes to Financial Statements  - continued
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2020, the fund’s commitment fee and interest expense were $939 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$10,211,101	$158,149,544	$157,294,345	$2,309	$(1,017)	$11,067,592

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$94,688	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund's investments and the fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Global Alternative Strategy Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Alternative Strategy Fund (the “Fund”), including the portfolio of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 16, 2020
We have served as the auditor of one or more of the MFS investment companies since 1924.

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of December 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k)* (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Peter D. Jones (age 64)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)
James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
*	As of December 31, 2020, Mrs. Stelmach will retire as Trustee.
Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Benjamin Nastou Natalie Shapiro

Board Review of Investment Advisory Agreement
MFS Global Alternative Strategy Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the ten-, five-, three- and one-year periods ended December 31, 2019.
The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance, including the termination of UBS as the subadvisor of the Fund in 2018 and MFS’ assumption of the management of the Fund’s entire portfolio. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the fund.

Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund's last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending,

Board Review of Investment Advisory Agreement - continued
and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021.  The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
For corporate shareholders, 60.43% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2020 and 2019, audit fees billed to MFS Global Alternative Strategy Fund by Deloitte were as follows:

	Audit Fees
	2020	2019
Fees billed by Deloitte:
MFS Commodity Strategy Fund	68,639	67,505
MFS Global Alternative Strategy Fund	69,448	68,300

Total	138,087	135,805

For the fiscal years ended October 31, 2020 and 2019, fees billed by Deloitte for audit-related, tax and other services provided to MFS Global Alternative Strategy Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS Commodity Strategy Fund	0	0	12,789	12,330	0	0
To MFS Global Alternative Strategy Fund	0	0	12,587	12,481	0	0
Total fees billed by Deloitte To above Funds	0	0	25,376	24,811	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Commodity Strategy Fund*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Global Alternative Strategy Fund*	0	0	0	0	5,390	3,790

	Aggregate Fees for Non-audit Services
	2020	2019
Fees Billed by Deloitte:
To MFS Commodity Strategy Fund, MFS and MFS Related Entities#	911,929	16,120
To MFS Global Alternative Strategy Fund, MFS and MFS Related Entities#	911,727	16,271

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)

(1)     Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT .

(3)     Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT .

.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): MFS SERIES TRUST XV

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: December 16, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: December 16, 2020

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 16, 2020

*	Print name and title of each signing officer under his or her signature.